SANFORD C. BERNSTEIN FUNDS

 PROSPECTUS  |  JANUARY 29, 2010

 Sanford C. Bernstein Fund, Inc.
 Sanford C. Bernstein Fund II, Inc.

NON-U.S. STOCK PORTFOLIOS                                     FIXED-INCOME TAXABLE PORTFOLIOS
(Class Offered--Exchange Ticker Symbol)                       (Class Offered--Exchange Ticker Symbol)
    International Portfolio                                     SHORT DURATION PORTFOLIOS
    (International Class--SIMTX)                                  U.S. Government Short Duration Portfolio--SNGSX
    Tax-Managed International Portfolio                           Short Duration Plus Portfolio
    (Tax-Managed International Class--SNIVX)                      (Short Duration Plus Class--SNSDX)
    Emerging Markets Portfolio--SNEMX

FIXED-INCOME MUNICIPAL PORTFOLIOS                               INTERMEDIATE DURATION PORTFOLIOS
(Class Offered-Exchange Ticker Symbol)                            Intermediate Duration Portfolio--SNIDX
  SHORT DURATION PORTFOLIOS                                       Intermediate Duration Institutional
    Short Duration New York Municipal Portfolio--SDNYX            Portfolio--SIIDX
    Short Duration California Municipal
    Portfolio--SDCMX
    Short Duration Diversified Municipal
    Portfolio--SDDMX
  INTERMEDIATE DURATION PORTFOLIOS
    New York Municipal Portfolio
    (New York Municipal Class--SNNYX)
    California Municipal Portfolio
    (California Municipal Class--SNCAX)
    Diversified Municipal Portfolio
    (Diversified Municipal Class--SNDPX)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

  Additional Information About Principal Investment Strategies of the Fixed-Income Municipal Portfolios..  59

SUMMARY INFORMATION
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus
Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                INTERNATIONAL
                                                                                    CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None
---------------------------------------------------------------------------------------------
Maximum Account Fee                                                                 None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          INTERNATIONAL
                                              CLASS
-------------------------------------------------------
Management Fees                                .89%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .25%
  Other Expenses                               .05%
                                              -----
Total Other Expenses                           .30%
                                              -----
Total Portfolio Operating Expenses            1.19%
                                              =====
-------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                INTERNATIONAL
                    CLASS
-----------------------------
After 1 Year       $  121
After 3 Years      $  378
After 5 Years      $  654
After 10 Years     $1,443
-----------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and
Canada. AllianceBernstein L.P., the Portfolio's investment manager (the
"Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the
MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit
("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.
The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the
Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and
Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year.
The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the

                                                                             5

 credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's International Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
-2.97   -12.92   -8.84   39.35   18.48   14.67   24.21   9.15   -48.98   26.25

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.94%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-24.89%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
International Class  Return Before Taxes                                               26.25%  0.03%   2.45%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions                               26.18% -0.88%   1.22%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  17.79%  0.37%   1.81%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   31.78%  3.54%   1.17%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Manager

Dokyoung Lee        Since 2008         Senior Vice President of the Manager

Joshua B. Lisser    Since inception    Senior Vice President of the Manager

Seth J. Masters     Since inception    Executive Vice President of the Manager

Patrick J. Rudden   Since 2009         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             7

TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus
Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                    TAX-MANAGED
                                                                                INTERNATIONAL CLASS
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                    None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)         None
---------------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                   None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                                           None
---------------------------------------------------------------------------------------------------
Maximum Account Fee                                                                    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                              TAX-MANAGED
                                          INTERNATIONAL CLASS
-------------------------------------------------------------
Management Fees                                   .86%
Distribution and/or Service (12b-1) Fees          None
Other Expenses:
  Shareholder Servicing                           .25%
  Other Expenses                                  .04%
                                                 -----
Total Other Expenses                              .29%
                                                 -----
Total Portfolio Operating Expenses               1.15%
                                                 =====

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                    TAX-MANAGED
                INTERNATIONAL CLASS
-----------------------------------
After 1 Year          $  117
After 3 Years         $  365
After 5 Years         $  633
After 10 Years        $1,398
-----------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and
Canada. AllianceBernstein L.P., the Portfolio's investment manager (the
"Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the
MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit
("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.
The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the
Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and
Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year.
The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis.
The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments

                                                                             9

 in foreign stocks and foreign currency positions may decrease if the
  U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Tax-Managed
International Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
-4.88   -12.52   -8.51   38.83   17.58   14.44   24.86   7.37   -49.04   27.37

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.55%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-25.05%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Tax-Managed          Return Before Taxes                                               27.37% -0.09%   2.15%
International Class  -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions                               27.30% -0.94%   1.38%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  18.53%  0.46%   2.00%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   31.78%  3.54%   1.17%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Manager

Dokyoung Lee        Since 2008         Senior Vice President of the Manager

Joshua B. Lisser    Since inception    Senior Vice President of the Manager

Seth J. Masters     Since inception    Executive Vice President of the Manager

Patrick J. Rudden   Since 2009         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             11

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                  None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)   None
--------------------------------------------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Purchase of Shares (as a percentage of amount invested)                               1.00%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Redemption of Shares (as a percentage of amount redeemed)                             1.00%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Exchange of Shares                                                                    1.00%
--------------------------------------------------------------------------------------------------------------------------
Maximum Account Fee                                                                                                   None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------
Management Fees                           1.14%
Distribution and/or Service (12b-1) Fees   None
Other Expenses:
  Shareholder Servicing                    .25%
  Transfer Agent                           .02%
  Other Expenses                           .07%
                                          -----
Total Other Expenses                       .34%
                                          -----
Total Portfolio Operating Expenses        1.48%
                                          =====

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------
After 1 Year    $  352
After 3 Years   $  673
After 5 Years   $1,018
After 10 Years  $1,991
----------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

----------------------
After 1 Year    $  249
After 3 Years   $  563
After 5 Years   $  900
After 10 Years  $1,851
----------------------

The amounts shown in the portion of the example showing expenses if you did not redeem your shares at the end of the period reflect the portfolio transaction fee on purchases but do not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

The portfolio transaction fees on purchases and redemptions are received by the
Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see the "How to Buy Shares" section below.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World Bank) to have an "emerging stock market." Examples of emerging-market countries are
Argentina, Brazil, Chile, Egypt, India, Indonesia, Israel, Malaysia, Mexico,
the People's Republic of China, Peru, the Philippines, Poland, South Africa,
South Korea, Taiwan, Thailand and Turkey.

The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams.

The Portfolio's emerging markets growth stocks are selected using the Manager's emerging markets growth investment discipline. The emerging markets growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's emerging markets value stocks are selected using the fundamental emerging markets value investment discipline of the Manager's
Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, the
Bernstein emerging markets value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be
40%-60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts ("REITs"), warrants and convertible securities of foreign issuers, including sponsored or unsponsored
American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, the Manager will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries.
However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market.

The Manager will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this
Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE index.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

                                                                             13

..  MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the
   Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  SMALL COMPANIES RISK: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

..  ACTIONS BY A FEW MAJOR INVESTORS: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  COUNTRY CONCENTRATION RISK: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the
   Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

The returns in the bar chart do not reflect the portfolio transaction fee of
1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
-28.16   -3.62   -3.84   76.89   39.18   28.78   28.89  34.04  -56.51    87.40

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 35.83%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-32.15%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                    1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------
Emerging Markets  Return Before Taxes                                               83.69% 11.96%   12.03%
Portfolio         -----------------------------------------------------------------------------------------
                  Return After Taxes on Distributions                               84.00%  9.91%   11.01%
                  -----------------------------------------------------------------------------------------
                  Return After Taxes on Distributions and Sale of Portfolio Shares  55.15% 10.52%   10.92%
-----------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index (Net)
(reflects no deduction for fees, expenses, or taxes)                                78.51% 15.51%    9.82%
-----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Manager

Dokyoung Lee        Since 2008         Senior Vice President of the Manager

Joshua B. Lisser    Since inception    Senior Vice President of the Manager

Seth J. Masters     Since inception    Executive Vice President of the Manager

Patrick J. Rudden   Since 2009         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             15

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Transfer Agent                          .01%
  Other Expenses                          .07%
                                          ----
Total Other Expenses                      .18%
                                          ----
Total Portfolio Operating Expenses        .63%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 64
After 3 Years   $202
After 5 Years   $351
After 10 Years  $786
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for New
York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise
1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services industry contributing over one-fifth of the State's wages, the State's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in
   2008-2009.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

                                                                             17

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax.
   Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

..  BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
4.78      4.50    3.08    1.80    1.01    1.52    2.79   3.65     2.87    3.76

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.67%, 1ST QUARTER, 2001; AND WORST QUARTER WAS DOWN
-0.36%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               3.76%   2.91%   2.97%
New York             -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               3.67%   2.88%   2.94%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  3.16%   2.84%   2.91%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   3.49%   3.42%   3.48%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             19

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for
California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Transfer Agent                          .01%
  Other Expenses                          .09%
                                          ----
Total Other Expenses                      .20%
                                          ----
Total Portfolio Operating Expenses        .65%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 66
After 3 Years   $208
After 5 Years   $362
After 10 Years  $810
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise
1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

                                                                             21

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax.
   Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

..  BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
4.88      4.41    2.62    1.51    0.77    1.17    2.70   3.57     3.10    3.52

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.65%, 1ST QUARTER, 2001; AND WORST QUARTER WAS DOWN
-0.36%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               3.52%   2.81%   2.82%
California           -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               3.43%   2.77%   2.78%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  3.29%   2.75%   2.76%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   3.49%   3.42%   3.48%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             23

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Other Expenses                          .07%
                                          ----
Total Other Expenses                      .17%
                                          ----
Total Portfolio Operating Expenses        .62%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 63
After 3 Years   $199
After 5 Years   $346
After 10 Years  $774
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The
Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise
1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value

                                                                             25

 of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax.
   Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

..  BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
4.69      5.11    3.69    1.86    1.10    1.43    2.84   3.73     2.88    3.83

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.92%, 2ND QUARTER, 2002; AND WORST QUARTER WAS DOWN
-0.35%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               3.83%   2.94%   3.11%
Diversified          -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               3.81%   2.92%   3.08%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  3.27%   2.89%   3.05%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   3.49%   3.42%   3.48%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             27

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   NEW YORK
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                             NEW YORK
                                          MUNICIPAL CLASS
---------------------------------------------------------
Management Fees                                .48%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Other Expenses                               .03%
                                               ----
Total Other Expenses                           .13%
                                               ----
Total Portfolio Operating Expenses             .61%
                                               ====
---------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   NEW YORK
                MUNICIPAL CLASS
-------------------------------
After 1 Year         $ 62
After 3 Years        $195
After 5 Years        $340
After 10 Years       $762
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for New
York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The
   Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the
   Portfolio is usually reinvested at a lower yield.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services industry contributing over

                                                                             29

 one-fifth of the State's wages, the State's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in
  2008-2009.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax.
   Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

..  BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's New York Municipal
Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
 8.20     4.54    7.28    3.95    2.53    1.74    3.21   4.00     1.35    8.16

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.58%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-1.85%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
New York         Return Before Taxes                                               8.16%   3.66%   4.47%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               8.13%   3.64%   4.44%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  6.55%   3.61%   4.35%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%   4.53%   5.23%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

                                                                             31

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for
California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                  CALIFORNIA
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                            CALIFORNIA
                                          MUNICIPAL CLASS
---------------------------------------------------------
Management Fees                                .49%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Other Expenses                               .04%
                                               ----
Total Other Expenses                           .14%
                                               ----
Total Portfolio Operating Expenses             .63%
                                               ====
---------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                  CALIFORNIA
                MUNICIPAL CLASS
-------------------------------
After 1 Year         $ 64
After 3 Years        $202
After 5 Years        $351
After 10 Years       $786
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

                                                                             33

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The
   Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the
   Portfolio is usually reinvested at a lower yield.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy,

 however, continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax.
   Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

..  BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

                                                                             35

BAR CHART
The annual returns in the bar chart are for the Portfolio's California
Municipal Class shares.

                                    [CHART]

2000      2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
8.53      4.57    5.81    3.68    2.57    1.54    3.30   3.96     1.52    6.85

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-1.81%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
California       Return Before Taxes                                               6.85%   3.42%   4.21%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               6.83%   3.39%   4.17%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.74%   3.39%   4.10%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%   4.53%   5.23%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             37

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                  DIVERSIFIED
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                            DIVERSIFIED
                                          MUNICIPAL CLASS
---------------------------------------------------------
Management Fees                                .44%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Other Expenses                               .03%
                                               ----
Total Other Expenses                           .13%
                                               ----
Total Portfolio Operating Expenses             .57%
                                               ====
---------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                  DIVERSIFIED
                MUNICIPAL CLASS
-------------------------------
After 1 Year         $ 58
After 3 Years        $183
After 5 Years        $318
After 10 Years       $714
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The
Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or
B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the
Manager's opinion, these securities will enhance the after-tax return for
Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The
   Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the
   Portfolio is usually reinvested at a lower yield.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities.
   These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

                                                                             39

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax.
   Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

..  BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

..  OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Diversified
Municipal Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
7.81      5.49    6.79    4.04    2.60    1.48    3.18   4.05     2.49    7.04

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 1.78%,
2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Diversified      Return Before Taxes                                               7.04%   3.63%   4.48%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               7.01%   3.61%   4.46%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.82%   3.57%   4.36%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%   4.53%   5.23%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends
(i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             41

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Transfer Agent                          .01%
  Other Expenses                          .07%
                                          ----
Total Other Expenses                      .18%
                                          ----
Total Portfolio Operating Expenses        .63%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 64
After 3 Years   $202
After 5 Years   $351
After 10 Years  $786
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 312% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy.
The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated
AA or better by Standard & Poor's Corporation ("S&P")

or Fitch Ratings, Inc. ("Fitch") or Aa or better by Moody's Investors Service,
Inc. ("Moody's") (or, if unrated, determined by AllianceBernstein L.P., the
Portfolio's investment manager (the "Manager"), to be of comparable quality).
Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  NO GOVERNMENT GUARANTEE: Investments in the Portfolio are not insured by the
   U.S. Government.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

                                                                             43

..  MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
7.34      7.55    5.64    1.44    0.94    1.16    3.69   5.65     3.21    2.47

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.43%, 3RD QUARTER, 2001; AND WORST QUARTER WAS DOWN 1.28%,
2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
U.S. Government  Return Before Taxes                                               2.47%   3.22%   3.88%
Short Duration   -----------------------------------------------------------------------------------------
Portfolio        Return After Taxes on Distributions                               1.89%   2.11%   2.54%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  1.61%   2.10%   2.51%
-                -----------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                               0.08%   4.04%   4.48%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Executive Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             45

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                SHORT DURATION
                                                                                  PLUS CLASS
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          SHORT DURATION
                                            PLUS CLASS
--------------------------------------------------------
Management Fees                                .45%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Transfer Agent                               .01%
  Other Expenses                               .07%
                                               ----
Total Other Expenses                           .18%
                                               ----
Total Portfolio Operating Expenses             .63%
                                               ====
--------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                SHORT DURATION
                  PLUS CLASS
------------------------------
After 1 Year         $ 64
After 3 Years        $202
After 5 Years        $351
After 10 Years       $786
------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by
AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

..  RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit

                                                                             47

 risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Short Duration Plus
Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
 6.32     8.35    5.09    2.57    1.27    1.35    4.08   3.86    -3.80    6.82

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.16%, 3RD QUARTER, 2001; AND WORST QUARTER WAS DOWN
-1.63%, 1ST QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Short Duration  Return Before Taxes                                               6.82%   2.40%   3.54%
Plus Class      -----------------------------------------------------------------------------------------
                Return After Taxes on Distributions                               5.72%   1.03%   2.06%
                -----------------------------------------------------------------------------------------
                Return After Taxes on Distributions and Sale of Portfolio Shares  4.41%   1.24%   2.13%
---------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                              0.08%   4.04%   4.48%
---------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Executive Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

                                                                             49

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .44%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Other Expenses                          .03%
                                          ----
Total Other Expenses                      .13%
                                          ----
Total Portfolio Operating Expenses        .57%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 58
After 3 Years   $183
After 5 Years   $318
After 10 Years  $714
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes,
U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income,
U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

                                                                             51

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5%
in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
8.37      7.19    7.16    5.10    4.07    2.46    4.55   5.40    -4.40   17.29

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.09%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 3.66%,
3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                      1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------
Intermediate        Return Before Taxes                                               17.29%  4.83%   5.59%
Duration Portfolio  -----------------------------------------------------------------------------------------
                    Return After Taxes on Distributions                               15.31%  3.05%   3.78%
                    -----------------------------------------------------------------------------------------
                    Return After Taxes on Distributions and Sale of Portfolio Shares  11.14%  3.07%   3.69%
-                   -----------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                                   5.93%  4.97%   6.33%
-------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                             53

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Executive Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem)
your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of current income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

------------------------------------------------------------
Management Fees                                        .50%
Distribution and/or Service (12b-1) Fees               None
Other Expenses                                         .04%
                                                     ------
Total Portfolio Operating Expenses                     .54%
Fee Waiver                                           (.09)%
                                                     ------
Total Portfolio Operating Expenses After Fee Waiver    .45%*
                                                     ======

*The Manager (defined below) has contractually agreed with the Portfolio to waive the management fees and/or to bear expenses of the Portfolio through
 January 29, 2011 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, for exceeding the net expenses reflected in the table. This fee waiver and/or expense reimburse agreement may not be terminated before January 29, 2011 after which it may be terminated by either party.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 46
After 3 Years   $164
After 5 Years   $293
After 10 Years  $668
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes,
U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income,
U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

                                                                             55

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5%
in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

..  INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

..  CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

..  INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
   expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

..  FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

..  MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

..  SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at
www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                        [CHART]

2003      2004   2005    2006   2007     2008   2009
-----    -----   -----  -----   -----   -----   -----
5.34     4.01    2.59    4.55   5.05    -4.50   17.47

                 Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.31%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 3.60%,
3RD QUARTER, 2008.

                                                                             57

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                                 1 YEAR 5 YEARS (MAY 17, 2002)
--------------------------------------------------------------------------------------------------------------
Intermediate   Return Before Taxes                                               17.47%  4.79%      5.27%
Duration       -----------------------------------------------------------------------------------------------
Institutional  Return After Taxes on Distributions                               15.25%  2.95%      3.44%
Portfolio      -----------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Portfolio Shares  11.27%  3.00%      3.42%
-              -----------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                              5.93%  4.97%      5.33%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Executive Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $3,000,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell
(redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein
LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends
(i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages, as well as additional information regarding the Portfolios' principal investments. This Prospectus refers to Alliance Bernstein L.P. as the
"Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as
"you."

The International Portfolio was formerly known as the International Value
Portfolio II, the Tax-Managed International Portfolio was formerly known as the
Tax-Managed International Value Portfolio and the Emerging Markets Portfolio
was formerly known as the Emerging Markets Value Portfolio.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES OF THE
FIXED-INCOME MUNICIPAL PORTFOLIOS
The two principal classifications of municipal securities are bonds and notes.
Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or
"revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each of the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If a Portfolio invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the
Portfolio's distributions derived from interest income on those bonds.
Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE")
for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS
To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion.
All of our Non-U.S. Stock Portfolios use a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

THE FIXED-INCOME PORTFOLIOS: To identify attractive bonds for the Fixed-Income
Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, we may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each
Portfolio.

EMERGING MARKETS PORTFOLIO: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the
Emerging Markets Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios.
Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our global growth and value research teams.

                                                                             59

The Emerging Markets Portfolio's emerging markets growth stocks are selected using AllianceBernstein's research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large emerging markets growth research staff, which follows over 300 companies.
As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Emerging Markets Portfolio's value stocks are selected using Bernstein's research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of Bernstein's large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Bernstein emerging markets value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

THE INTERNATIONAL PORTFOLIOS: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the
International Portfolios, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using
AllianceBernstein's research-driven international growth investment discipline.
In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's and the Tax-Managed International Portfolio's
international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

PORTFOLIO TURNOVER: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the
Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the
Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

TEMPORARY DEFENSIVE POSITIONS: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Non-U.S. Stock
Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than

those described above that are in all other respects consistent with the
Portfolio's investment policies. For temporary defensive purposes, each
Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a
Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS; WHEN
SHAREHOLDER APPROVAL IS REQUIRED: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive at lest 60 days' prior written notice before any change to the investment objectives of any Portfolio is implemented.

INVESTMENT POLICIES AND LIMITATIONS APPLY AT TIME OF PURCHASE ONLY: Unless
otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

RECENT MARKET EVENTS: U.S. and international markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. The fixed-income markets have experienced and are continuing to experience liquidity issues, increased price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Domestic and international equity markets have also been experiencing heightened volatility and turmoil. The U.S. Government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. These events and the continuing market upheavals may continue to adversely affect the Portfolios.

PRINCIPAL INVESTMENT RISKS OF THE PORTFOLIOS

ALL PORTFOLIOS
DERIVATIVES RISK: Each Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make a
Portfolio more volatile and can compound other risks.

MANAGEMENT RISK: Each Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for a
Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

NON-U.S. STOCK PORTFOLIOS
MARKET RISK: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S.
markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. With respect to the Emerging Markets
Portfolio, the securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if a Portfolio had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as each
Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in
U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S.
reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

                                                                             61

NON-U.S. STOCK PORTFOLIOS, SHORT DURATION PLUS PORTFOLIO, INTERMEDIATE DURATION
PORTFOLIO AND INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in
U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a
Portfolio invests and adversely affect the value of the Portfolio's assets.
Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("SEC") or
U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a
Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the
U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a
Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

OTHER FOREIGN INVESTMENT RISKS INCLUDE:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

..  settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

..  the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

HIGHER COSTS ASSOCIATED WITH FOREIGN INVESTING: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

EMERGING MARKETS PORTFOLIO
INVESTMENTS IN SMALL COMPANIES RISK: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

ACTIONS BY A FEW MAJOR INVESTORS RISK: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

COUNTRY CONCENTRATION RISK: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

FIXED-INCOME PORTFOLIOS
INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a
Portfolio's investments to decline. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration
Portfolios have greater interest rate risk than the short-duration Portfolios.

CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of the Portfolio's distributions.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

FIXED-INCOME MUNICIPAL PORTFOLIOS
MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. Because each of the Short Duration New York Municipal Portfolio and the New York Municipal
Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the
State of New York, including economic, political and regulatory occurrences or terrorism. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services industry contributing over one-fifth of the State's wages, the State's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Because each of the Short Duration California
Municipal Portfolio and the California Municipal Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

TAX RISK: A Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither
AllianceBernstein nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") will agree with bond counsel's opinion. If the IRS determines that

                                                                             63

an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

BOND INSURER RISK: A Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Manager evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

FIXED-INCOME TAXABLE PORTFOLIOS
INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors'
expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   PREPAYMENT RISK: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

   SHORTENING RISK: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

   EXTENSION RISK: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate.
   This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

   INTEREST RATE RISK: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

   CREDIT RISK: Mortgage-related securities that are not backed by the U.S.
   Government or one of its agencies are subject to credit risk, described above.

SUBORDINATION RISK: Each Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SHORT DURATION PORTFOLIOS
RISKIER THAN A MONEY-MARKET FUND: Each Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of a Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO, NEW YORK MUNICIPAL PORTFOLIO,
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO AND CALIFORNIA MUNICIPAL PORTFOLIO
NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. Each Portfolio is not "diversified." This means that a Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

FIXED-INCOME MUNICIPAL PORTFOLIOS--INTERMEDIATE DURATION PORTFOLIOS
CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
NO GOVERNMENT GUARANTEE: Investments in the Portfolio are not insured by the
U.S. Government.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA") are backed by the
United States while securities issued by Federal Home Loan Mortgage Corporation
("FHLMC") and Federal National Mortgage Association ("FNMA") are backed only by the credit of FHLMC and FNMA, respectively. However, some issuers of agency securities may have the right to borrow
from the U.S. Treasury to meet their obligations, such as the U.S. Postal
Service.

On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S.
Government or it agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

                                                                             65

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios'
SAI.

ADDITIONAL INVESTMENTS, STRATEGIES AND PRACTICES PERMITTED; DETAILS IN EACH
PORTFOLIO'S SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Portfolio's
SAI, which is available upon request at no cost (see back cover of this
Prospectus).

INTEREST ONLY/PRINCIPAL       The Fixed-Income Portfolios may invest in a type
ONLY SECURITIES               of mortgage-related security where all interest
                              payments go to one class of holders--"Interest
                              Only" or "IO"--and all of the principal goes to a
                              second class of holders--"Principal Only" or "PO."

                              The market values of both IOs and POs are
                              sensitive to prepayment rates; the value of POs
                              varies directly with prepayment rates, while the
                              value of IOs varies inversely with prepayment
                              rates. If prepayment rates are high, investors
                              may actually receive less cash from the IO than
                              was initially invested. IOs and POs issued by the
                              U.S. Government or its agencies and
                              instrumentalities that are backed by fixed-rate
                              mortgages may be considered liquid securities
                              under guidelines established by each Portfolio's
                              Boards of Directors (the "Board"); all other IOs
                              and POs will be considered illiquid (see
                              discussion below).

OBLIGATIONS OF                The Fixed-Income Portfolios may invest in the
SUPRANATIONAL AGENCIES        obligations of supranational agencies.
                              Supranational agencies rely on participating
                              countries (which may include the United States)
                              for funds. Some supranationals, such as the
                              International Bank for Reconstruction and
                              Development (the "World Bank"), have the right to
                              borrow from participating countries, including
                              the United States. Other supranationals must
                              request funds from participating countries;
                              however, such requests may not always be honored.
                              Moreover, the securities of supranational
                              agencies, depending on where and how they are
                              issued, may be subject to some of the risks
                              associated with investments in foreign securities.

VARIABLE, FLOATING AND        Fixed-income securities may have fixed, variable
INVERSE FLOATING RATE         or floating rates of interest. Variable and
INSTRUMENTS                   floating rate securities pay interest at rates
                              that are adjusted periodically, according to a
                              specified formula. A "variable" interest rate
                              adjusts at predetermined intervals (e.g., daily,
                              weekly or monthly), while a "floating" interest
                              rate adjusts whenever a specified benchmark rate
                              (such as the bank prime lending rate) changes.

                              Each Fixed-Income Portfolio may invest in
                              variable rate demand notes ("VRDNs") which are
                              instruments whose interest rates change on a
                              specific date (such as coupon date or interest
                              payment date) or whose interest rates vary with
                              changes in a designated base rate (such as prime
                              interest rate). These instruments are payable on
                              demand and are secured by letters of credit or
                              other credit support agreements from major banks.

                              Each Fixed-Income Portfolio may invest in
                              fixed-income securities that pay interest at a
                              coupon rate equal to a base rate, plus additional
                              interest for a certain period of time if
                              short-term interest rates rise above a
                              predetermined level or "cap." The amount of such
                              an additional interest payment typically is
                              calculated under a formula based on a short-term
                              interest rate index multiplied by a designated
                              factor.

                              Each Fixed-Income Portfolio may invest in
                              "inverse floaters," which are securities with two
                              variable components that, when combined, result
                              in a fixed interest rate. The "auction component"
                              typically pays an interest rate that is reset
                              periodically through an auction process, while
                              the "residual component" pays a current residual
                              interest rate based on the difference between the
                              total interest paid on the securities and the
                              auction rate paid on the auction component. A
                              Portfolio may purchase both auction and

                              residual components. When an inverse floater is
                              in the residual mode (leveraged), the interest
                              rate typically resets in the opposite direction
                              from the variable or floating market rate of
                              interest on which the floater is based. The
                              degree of leverage inherent in inverse floaters
                              is associated with a greater degree of volatility
                              of market value, such that the market values of
                              inverse floaters tend to decrease more rapidly
                              during periods of falling interest rates than
                              those of fixed-rate securities.

ZERO COUPON SECURITIES        Zero coupon securities are debt securities that
                              have been issued without interest coupons or
                              stripped of their unmatured interest coupons, and
                              include receipts or certificates representing
                              interests in such stripped debt obligations and
                              coupons. Such a security pays no interest to its
                              holder during its life. Its value to an investor
                              consists of the difference between its face value
                              at the time of maturity and the price for which
                              it was acquired, which is generally an amount
                              significantly less than its face value. Such
                              securities usually trade at a deep discount from
                              their face or par value and are subject to
                              greater fluctuations in market value in response
                              to changing interest rates than debt obligations
                              of comparable maturities and credit quality that
                              make current distributions of interest. On the
                              other hand, because there are no periodic
                              interest payments to be reinvested prior to
                              maturity, these securities eliminate reinvestment
                              risk and "lock in" a rate of return to maturity.

FIXED-INCOME SECURITIES       The Fixed-Income Municipal Portfolios, the U.S.
                              Government Short Duration Portfolio and the Short
                              Duration Plus Portfolio may invest in
                              medium-quality securities rated A or Baa by
                              Moody's, or A or BBB by S&P or Fitch. It is
                              generally expected that these Portfolios will not
                              retain a security downgraded below B by Moody's,
                              S&P and Fitch, or if unrated, determined by the
                              Manager to have undergone similar credit quality
                              deterioration. The Intermediate Duration
                              Portfolio and the Intermediate Duration
                              Institutional Portfolio may invest in
                              below-investment grade securities rated Ba, B or
                              Caa by Moody's or BB, B or CCC by S&P and Fitch.

                              Unrated securities may be purchased by these
                              Portfolios when the Manager believes that the
                              financial condition of the issuers of such
                              obligations and the protection afforded by their
                              terms limit risk to a level comparable to that of
                              rated securities that are consistent with a
                              Portfolio's investment policies.

INVESTMENT IN OTHER           The Intermediate Duration Institutional Portfolio
INVESTMENT COMPANIES          may invest in other investment companies as
                              permitted by the Investment Company Act of 1940,
                              as amended (the "1940 Act"), or the rules and
                              regulations thereunder. The Intermediate Duration
                              Institutional Portfolio intends to invest
                              uninvested cash balances in an affiliated money
                              market fund as permitted by Rule 12d1-1 under the
                              1940 Act. If the Intermediate Duration
                              Institutional Portfolio acquires shares in
                              investment companies, shareholders would bear,
                              indirectly, the expenses of such investment
                              companies (which may include management and
                              advisory fees), which are in addition to the
                              Portfolio's expenses. The Intermediate Duration
                              Institutional Portfolio may also invest in
                              exchange traded funds, subject to the
                              restrictions and limitations of the 1940 Act.

BANK LOAN DEBT                The Short Duration Plus and the Intermediate
                              Duration Portfolios may invest in fixed and
                              floating rate loans ("Loans") arranged through
                              private negotiations between borrowers and one or
                              more financial institutions ("Lenders"). Such
                              loans are often referred to as bank loan debt.
                              The Portfolios' investments in Loans are expected
                              in most instances to be in the form of
                              participations in Loans ("Participations") and
                              assignments of all or a portion of Loans
                              ("Assignments") from third parties. The lack of a
                              liquid secondary market for such securities may
                              have an adverse impact on the value of such
                              securities and the Portfolio's ability to dispose
                              of particular Assignments or Participations when
                              necessary to meet the Portfolio's liquidity needs
                              in response to a specific economic event such as
                              a deterioration in the creditworthiness of the
                              borrower.

ILLIQUID SECURITIES           Each Portfolio will limit its investments in
                              illiquid securities to 15% of its net assets.
                              Illiquid securities generally include (i) direct
                              placements or other securities for which there is
                              no readily available market (e.g., when market
                              makers do not exist or will not entertain bids or
                              offers), (ii) over-the-counter options and assets
                              used to cover over-the-counter options, and
                              (iii) repurchase agreements not terminable within
                              seven days.

                                                                             67

                              Rule 144A securities that have legal or
                              contractual restrictions on resale but have a
                              readily available market are not deemed illiquid.
                              AllianceBernstein will monitor the liquidity of
                              each Portfolio's Rule 144A portfolio securities.
                              A Portfolio that invests in illiquid securities
                              may not be able to sell such securities and may
                              not be able to realize their full value upon sale.

PREFERRED STOCK               Each Portfolio may invest in preferred stock.
                              Preferred stock is subordinated to any debt the
                              issuer has outstanding. Accordingly, preferred
                              stock dividends are not paid until all debt
                              obligations are first met. Preferred stock may be
                              subject to more fluctuations in market value, due
                              to changes in market participants' perceptions of
                              the issuer's ability to continue to pay
                              dividends, than debt of the same issuer.

FOREIGN CURRENCY              The Short Duration Plus Portfolio, Intermediate
TRANSACTIONS                  Duration Portfolio, Tax-Managed International
                              Portfolio, International Portfolio, Emerging
                              Markets Portfolio and Intermediate Duration
                              Institutional Portfolio may enter into
                              foreign-currency exchange contracts on either a
                              spot (i.e., cash) or forward basis. Spot
                              contracts are entered into at the rate then
                              prevailing in the currency-exchange market.
                              Forward contracts obligate the contracting
                              parties to purchase or sell a specific currency
                              at a specified future date at a specified price.
                              The Portfolios will generally not enter into a
                              forward contract with a term greater than one
                              year.

                              Forward contracts used to protect the Portfolios
                              from adverse currency movements involve the risk
                              that the Manager may not accurately predict
                              currency movements. As a result, total return
                              could be adversely affected. The Manager may seek
                              investment opportunities by taking long or short
                              positions in currencies through the use of
                              currency-related derivatives, including forward
                              currency exchange contracts, futures and options
                              on futures, swaps and options. The Manager may
                              enter into foreign currency transactions for
                              investment opportunities when it anticipates that
                              a foreign currency will appreciate or depreciate
                              in value.

                              Under certain circumstances, the Non-U.S. Stock
                              Portfolios may commit a substantial portion or
                              the entire value of their Portfolios to the
                              consummation of these contracts. The Manager will
                              consider the effect that a substantial commitment
                              of assets to forward contracts would have on the
                              investment program of these Portfolios and the
                              flexibility of these Portfolios to purchase
                              additional securities.

FUTURES CONTRACTS AND         Each Portfolio may also enter into contracts
OPTIONS ON FUTURES            involving the right or obligation to deliver or
CONTRACTS                     receive assets or money depending on the
                              performance of one or more assets or an economic
                              index. These include futures contracts with
                              respect to bonds, Euro deposits, securities
                              indexes, currencies, options or other derivatives
                              or financial instruments.

                              Futures contracts can be highly volatile and
                              could reduce a Portfolio's total return. Attempts
                              by the Manager to use futures for hedging or
                              other purposes may not be successful. Each
                              Portfolio's potential losses from the use of
                              futures extend beyond its initial investment in
                              such contracts and are potentially unlimited.
                              Also, losses from futures could be significant if
                              a Portfolio is unable to close out its position
                              due to disruptions in the market or lack of
                              liquidity.

                              Options on futures contracts are options that
                              call for the delivery of futures contracts upon
                              exercise. Options on futures contracts written or
                              purchased by the Fixed-Income Municipal
                              Intermediate-Duration Portfolios will be traded
                              on U.S. exchanges and will be used only for
                              hedging purposes or to manage the effective
                              maturity or duration of fixed-income securities.
                              Other Portfolios may each purchase or sell
                              options on futures contracts for hedging or other
                              purposes.

                              The International Portfolios may also purchase or
                              sell futures contracts for foreign currencies or
                              options thereon for non-hedging purposes as a
                              means of making direct investments in foreign
                              currencies, as described above under "Foreign
                              Currency Transactions."

DERIVATIVES                   Each Portfolio may use derivatives to achieve its
                              investment objective. Derivatives are financial
                              contracts whose value depends on, or is derived
                              from, the value of an underlying asset, reference
                              rate, or index. These assets, rates and indices
                              may include bonds, stocks, mortgages,
                              commodities, interest rates, bond indices and
                              stock indices. Derivatives can be used to earn
                              income or protect against risk, or both. For
                              example, one party with unwanted risk may agree
                              to pass that risk to another party who is willing
                              to accept the risk, the second party being
                              motivated, for example, by the desire either to
                              earn income in the form of a fee or premium from
                              the first party, or to reduce its own unwanted
                              risk by attempting to pass all or part of that
                              risk to the first party.

                              Derivatives can be used by investors such as the
                              Portfolios to earn income and enhance returns, to
                              hedge or adjust the risk profile of an investment
                              portfolio, to obtain exposure to otherwise
                              inaccessible markets or to manage the effective
                              maturity or duration of fixed-income securities.
                              Each of the Portfolios is permitted to use
                              derivatives for one or more of these purposes,
                              although most of the Fixed-Income Municipal
                              Portfolios generally use derivatives primarily as
                              direct investments in order to enhance yields and
                              broaden portfolio diversification. Each of these
                              uses entails greater risk than if derivatives
                              were used solely for hedging purposes.
                              Derivatives are a valuable tool which, when used
                              properly, can provide significant benefit to
                              Portfolio shareholders. A Portfolio may take a
                              significant position in those derivatives that
                              are within its investment policies if, in
                              AllianceBernstein's judgment, this represents the
                              most effective response to current or anticipated
                              market conditions. AllianceBernstein's use of
                              derivatives is subject to continuous
                              risk-assessment and ranked from the standpoint of
                              each Portfolio's investment objective and
                              policies.

                              Derivatives may be (i) standardized,
                              exchange-traded contracts or (ii) customized,
                              privately negotiated contracts, generally
                              referred to as over-the-counter derivatives.
                              Exchange-traded derivatives tend to be more
                              liquid and subject to less credit risk than those
                              that are privately negotiated.

                              There are four principal types of derivative
                              instruments--options, futures, forwards and
                              swaps--from which virtually any type of
                              derivative transaction can be created.

                               . OPTIONS--An option, which may be standardized
                                 and exchange-traded, or customized and
                                 privately negotiated, is an agreement that,
                                 for a premium payment or fee, gives the option
                                 holder (the buyer) the right but not the
                                 obligation to buy or sell the underlying asset
                                 (or settle for cash an amount based on an
                                 underlying asset, rate, or index) at a
                                 specified price (the exercise price) during a
                                 period of time or on a specified date. A call
                                 option entitles the holder to purchase, and a
                                 put option entitles the holder to sell, the
                                 underlying asset (or settle for cash an amount
                                 based on an underlying asset, rate, or index).
                                 Likewise, when an option is exercised, the
                                 writer of the option is obliged to sell (in
                                 the case of a call option) or to purchase (in
                                 the case of a put option) the underlying asset
                                 (or settle for cash an amount based on an
                                 underlying asset, rate, or index).

                               . FUTURES--A futures contract is an agreement
                                 that obligates the buyer to buy and the seller
                                 to sell a specified quantity of an underlying
                                 asset (or settle for cash the value of a
                                 contract based on an underlying asset, rate or
                                 index) at a specified price on the contract
                                 maturity date. Futures contracts are
                                 standardized, exchange-traded instruments and
                                 are fungible (i.e., considered to be perfect
                                 substitutes for each other). This fungibility
                                 allows futures contracts to be readily offset
                                 or cancelled through the acquisition of equal
                                 but opposite positions, which is the primary
                                 method in which futures contracts are
                                 liquidated. A cash-settled futures contract
                                 does not require physical delivery of the
                                 underlying asset but instead is settled for
                                 cash equal to the difference between the
                                 values of the contract on the date it is
                                 entered into and its maturity date.

                               . FORWARDS--A forward contract is an obligation
                                 by one party to buy, and the other party to
                                 sell, a specific quantity of an underlying
                                 commodity or other tangible asset for an
                                 agreed-upon price at a future date. Forward
                                 contracts are customized, privately negotiated
                                 agreements designed to satisfy the objectives
                                 of each party. A

                                                                             69

                                forward contract usually results in the
                                 delivery of the underlying asset upon maturity
                                 of the contract in return for the agreed-upon
                                 payment.

                               . SWAPS--A swap is a customized, privately
                                 negotiated agreement that obligates two
                                 parties to exchange a series of cash flows at
                                 specified intervals (payment dates) based upon
                                 or calculated by reference to changes in
                                 specified prices or rates (e.g., interest
                                 rates in the case of interest rate swaps) for
                                 a specified amount of an underlying asset (the
                                 "notional" principal amount). Except for
                                 currency swaps, the notional principal amount
                                 is used solely to calculate the payment stream
                                 but is not exchangeable. The swap market has
                                 grown substantially in recent years, with a
                                 large number of banks and investment banking
                                 firms acting as principals and as agents
                                 utilizing standard swap documentation. As a
                                 result, the swap market has become well
                                 established and relatively liquid. The
                                 Portfolios will enter into swap transactions
                                 only with counterparties whose debt securities
                                 (or whose guarantors' debt securities) are
                                 rated at least A (or the equivalent) by at
                                 least one nationally recognized statistical
                                 rating organization and are on the Manager's
                                 approved list of swap counterparties for that
                                 Portfolio.

                              Debt instruments that incorporate one or more of
                              these building blocks for the purpose of
                              determining the principal amount of and/or rate
                              of interest payable on the debt instruments are
                              often referred to as "structured securities" or
                              "hybrid" investments. Examples of these
                              securities are described above under "Variable,
                              Floating and Inverse Floating Rate Instruments"
                              and below under "Structured Instruments."

                              While the judicious use of derivatives by highly
                              experienced investment managers, such as
                              AllianceBernstein, can be quite beneficial,
                              derivatives involve risks different from, and, in
                              certain cases, greater than, the risks presented
                              by more traditional investments. The following is
                              a general discussion of important risk factors
                              and issues concerning the use of derivatives that
                              investors should understand before investing in a
                              Portfolio.

                               . MARKET RISK--This is the general risk
                                 attendant to all investments that the value of
                                 a particular investment will change in a way
                                 detrimental to the Portfolio's interest.

                               . MANAGEMENT RISK--Derivative products are
                                 highly specialized instruments that require
                                 investment techniques and risk analyses
                                 different from those associated with stocks
                                 and bonds. The use of a derivative requires an
                                 understanding not only of the underlying
                                 instrument but also of the derivative itself,
                                 without the benefit of observing the
                                 performance of the derivative under all
                                 possible market conditions. In particular, the
                                 use and complexity of derivatives require the
                                 maintenance of adequate controls to monitor
                                 the transactions entered into, the ability to
                                 assess the risk that a derivative adds to an
                                 investment portfolio, and the ability to
                                 forecast price and interest rate movements
                                 correctly.

                               . CREDIT RISK--This is the risk that a loss may
                                 be sustained by a Portfolio as a result of the
                                 failure of the counterparty to comply with the
                                 terms of the derivative contract. The credit
                                 risk for exchange-traded derivatives is
                                 generally less than for privately negotiated
                                 derivatives, since the clearing house, which
                                 is the issuer or counterparty to each
                                 exchange-traded derivative, provides a
                                 guarantee of performance. This guarantee is
                                 supported by a daily payment system (i.e.,
                                 margin requirements) operated by the clearing
                                 house in order to reduce overall credit risk.
                                 For privately negotiated derivatives, there is
                                 no similar clearing agency guarantee.
                                 Therefore, the Portfolios consider the
                                 creditworthiness of each counterparty to a
                                 privately negotiated derivative in evaluating
                                 potential credit risk.

                               . LIQUIDITY RISK--Liquidity risk exists when a
                                 particular instrument is difficult to purchase
                                 or sell. If a derivative transaction is
                                 particularly large or if the relevant market
                                 is illiquid, as is the case with many
                                 privately negotiated derivatives, it may not
                                 be possible to initiate a transaction or
                                 liquidate a position at an advantageous price.

                               . LEVERAGE RISK--Since many derivatives have a
                                 leverage component, adverse changes in the
                                 value or level of the underlying asset, rate,
                                 or index can result in a loss substantially
                                 greater than the amount invested in the
                                 derivative itself. In the case of swaps, the
                                 risk of loss generally is related to a
                                 notional principal amount, even if the parties
                                 have not made any initial investment. Certain
                                 derivatives have the potential for unlimited
                                 loss, regardless of the size of the initial
                                 investment.

                               . OTHER RISKS--Other risks in using derivatives
                                 include the risk of mispricing or improper
                                 valuation of derivatives and the inability of
                                 derivatives to correlate perfectly with
                                 underlying assets, rates and indices. Many
                                 derivatives, in particular privately
                                 negotiated derivatives, are complex and often
                                 valued subjectively. Improper valuations can
                                 result in increased cash payment requirements
                                 to counterparties or a loss of value to a
                                 Portfolio. Derivatives do not always perfectly
                                 or even highly correlate or track the value of
                                 the assets, rates or indices they are designed
                                 to closely track. Consequently, a Portfolio's
                                 use of derivatives may not always be an
                                 effective means of, and sometimes could be
                                 counter-productive to, furthering the
                                 Portfolio's investment objective.

CREDIT DEFAULT SWAP           The "buyer" in a credit default swap contract is
AGREEMENTS                    obligated to pay the "seller" a periodic stream
                              of payments over the term of the contract in
                              return for a contingent payment upon the
                              occurrence of a credit event with respect to an
                              underlying reference obligation. Generally, a
                              credit event means bankruptcy, failure to pay,
                              obligation acceleration or modified
                              restructuring. A Portfolio may be either the
                              buyer or seller in the transaction. As a seller,
                              a Portfolio receives a fixed rate of income
                              throughout the term of the contract, which
                              typically is between one month and five years,
                              provided that no credit event occurs. If a credit
                              event occurs, the seller typically must pay the
                              contingent payment to the buyer, which is
                              typically the "par value" (full notional value)
                              less the value of the reference obligation. The
                              contingent payment may be a cash settlement or by
                              physical delivery of the reference obligation in
                              return for payment of the face amount of the
                              obligation. The value of the reference obligation
                              received by a Portfolio coupled with the periodic
                              payments previously received may be less than the
                              full notional value it pays to the buyer,
                              resulting in a loss of value to the Portfolio. If
                              the reference obligation is a defaulted security,
                              physical delivery of the security will cause a
                              Portfolio to hold a defaulted security. If a
                              Portfolio is a buyer and no credit event occurs,
                              the Portfolio may lose its investment and recover
                              nothing. However, if a credit event occurs, the
                              buyer typically receives full notional value for
                              a reference obligation that may have little or no
                              value.

                              Credit default swaps may involve greater risks
                              than if a Portfolio had invested in the reference
                              obligation directly. In addition to general
                              market risks, credit default swaps are subject to
                              liquidity risk and credit risk. If a credit event
                              were to occur, the value of the reference
                              obligation received by the Portfolio, as the
                              seller, coupled with the periodic payments
                              previously received, may be less than the full
                              notional value it pays to the buyer, resulting in
                              a loss of value to the Portfolio.

                              A Portfolio will enter into credit default swap
                              transactions only with counterparties whose debt
                              securities (or whose guarantor's debt securities)
                              are rated at least A (or the equivalent) by at
                              least one nationally recognized statistical
                              rating organization and are on the Manager's
                              approved list of swap counterparties for that
                              Portfolio.

                              A Portfolio may enter into a credit default swap
                              that provides for settlement by physical delivery
                              if, at the time of entering into the swap, such
                              delivery would not result in the Portfolio
                              investing more than 20% of its total assets in
                              securities rated lower than A by Standard &
                              Poor's, Fitch or Moody's. A subsequent
                              deterioration of the credit quality of the
                              underlying obligation of the credit default swap
                              will not require the Portfolio to dispose of the
                              swap.

OPTIONS                       The Portfolios may each purchase and sell put and
                              call options on securities, securities indexes,
                              foreign currencies and futures contracts. The
                              Portfolios will write only covered options or
                              other derivatives or financial instruments.

                                                                             71

                              The Portfolios may also enter into options on the
                              yield "spread" or yield differential between two
                              securities. In contrast to other types of
                              options, this option is based on the difference
                              between the yields of designated securities,
                              currencies, futures or other instruments. In
                              addition, the Portfolios may write covered
                              straddles. A straddle is a combination of a call
                              and a put written on the same underlying security.

                              No Portfolio will write any option if,
                              immediately thereafter, the aggregate value of
                              the Portfolio's securities subject to outstanding
                              options would exceed 25% of its net assets.

                              In purchasing an option on securities, a
                              Portfolio would be in a position to realize a
                              gain if, during the option period, the price of
                              the underlying securities increased (in the case
                              of a call) or decreased (in the case of a put) by
                              an amount in excess of the premium paid;
                              otherwise the Portfolio would experience a loss
                              not greater than the premium paid for the option.
                              Thus, a Portfolio would realize a loss if the
                              price of the underlying security declined or
                              remained the same (in the case of a call) or
                              increased or remained the same (in the case of a
                              put) or otherwise did not increase (in the case
                              of a put) or decrease (in the case of a call) by
                              more than the amount of the premium. If a put or
                              call option purchased by a Portfolio were
                              permitted to expire without being sold or
                              exercised, its premium would represent a loss to
                              the Portfolio.

                              A Portfolio may write a put or call option in
                              return for a premium, which is retained by the
                              Portfolio whether or not the option is exercised.
                              None of the Portfolios will write uncovered call
                              or put options. A call option written by a
                              Portfolio is "covered" if the Portfolio owns the
                              underlying security, has an absolute and
                              immediate right to acquire that security upon
                              conversion or exchange of another security it
                              holds, or holds a call option on the underlying
                              security with an exercise price equal to or less
                              than that of the call option it has written (or
                              if it holds a call option with an exercise price
                              that is greater than that of the call option it
                              has written, if the difference is maintained by
                              the Portfolio in liquid assets in a segregated
                              account). A put option written by a Portfolio is
                              covered if the Portfolio holds a put option on
                              the underlying securities with an exercise price
                              equal to or greater than that of the put option
                              it has written or if the Portfolio maintains
                              liquid assets in a segregated account with a
                              value equal to the exercise price.

                              The risk involved in writing an uncovered put
                              option is that there could be a decrease in the
                              market value of the underlying securities. If
                              this occurred, a Portfolio could be obligated to
                              purchase the underlying security at a higher
                              price than its current market value. Conversely,
                              the risk involved in writing an uncovered call
                              option is that there could be an increase in the
                              market value of the underlying security, and a
                              Portfolio could be obligated to acquire the
                              underlying security at its current price and sell
                              it at a lower price. The risk of loss from
                              writing an uncovered put option is limited to the
                              exercise price of the option, whereas the risk of
                              loss from writing an uncovered call option is
                              potentially unlimited.

                              The Portfolios may purchase or write privately
                              negotiated options on securities. A Portfolio
                              that purchases or writes privately negotiated
                              options on securities will effect such
                              transactions only with investment dealers and
                              other financial institutions (such as commercial
                              banks or savings and loan institutions) deemed
                              creditworthy by AllianceBernstein.
                              AllianceBernstein has adopted procedures for
                              monitoring the creditworthiness of such
                              counterparties. Privately negotiated options
                              purchased or written by a Portfolio may be
                              illiquid, and it may not be possible for the
                              Portfolio to effect a closing transaction at an
                              advantageous time.

                              A Portfolio may invest in options on foreign
                              currencies that are privately negotiated or
                              traded on U.S. or foreign exchanges for hedging
                              purposes to protect against declines in the
                              U.S. Dollar value of foreign currency denominated
                              securities held by a Portfolio and against
                              increases in the U.S. Dollar cost of securities
                              to be acquired. The purchase of an option on a
                              foreign currency may constitute an effective
                              hedge against fluctuations in exchange rates,
                              although if rates move adversely, a Portfolio may
                              forfeit the entire amount of the premium plus
                              related transaction costs. The International
                              Portfolios may also invest in options on foreign
                              currencies for non-hedging purposes as a means of
                              making direct investments in foreign currencies,
                              as described above under "Foreign Currency
                              Transactions."

STRUCTURED INSTRUMENTS        As part of its investment program and to maintain
                              greater flexibility, each Portfolio may invest in
                              structured instruments. Structured instruments,
                              including indexed or structured securities,
                              combine the elements of futures contracts or
                              options with those of debt, preferred equity or a
                              depository instrument. Generally, a structured
                              instrument will be a debt security, preferred
                              stock, depository share, trust certificate,
                              certificate of deposit or other evidence of
                              indebtedness on which a portion of or all
                              interest payments, and/or the principal or stated
                              amount payable at maturity, redemption or
                              retirement, is determined by reference to prices,
                              changes in prices, or differences between prices,
                              of securities, currencies, intangibles, goods,
                              articles or commodities (collectively "Underlying
                              Assets") or by another objective index, economic
                              factor or other measure, such as interest rates,
                              currency exchange rates, commodity indices, and
                              securities indices (collectively "Benchmarks").
                              Thus, structured instruments may take a variety
                              of forms, including, but not limited to, debt
                              instruments with interest or principal payments
                              or redemption terms determined by reference to
                              the value of a currency or commodity or
                              securities index at a future point in time,
                              preferred stock with dividend rates determined by
                              reference to the value of a currency, or
                              convertible securities with the conversion terms
                              related to a particular commodity.

                              Structured instruments are potentially more
                              volatile and carry greater market risks than
                              traditional debt instruments. Depending on the
                              structure of the particular structured
                              instrument, changes in a Benchmark may be
                              magnified by the terms of the structured
                              instrument and have an even more dramatic and
                              substantial effect upon the value of the
                              structured instrument. Also, the prices of the
                              structured instrument and the Benchmark or
                              Underlying Asset may not move in the same
                              direction or at the same time.

                              Structured instruments can have volatile prices
                              and limited liquidity, and their use by a
                              Portfolio may not be successful. The risk of
                              these investments can be substantial; possibly
                              all of the principal is at risk. No Portfolio
                              will invest more than 20% of its total assets in
                              these investments.

INTEREST RATE TRANSACTIONS    Each Portfolio may enter into interest rate swaps
(SWAPS, CAPS AND FLOORS)      and purchase and sell interest rate caps and
                              floors. Each Fixed-Income Municipal
                              Intermediate-Duration Portfolio expects to enter
                              into these transactions primarily for hedging
                              purposes, which may include preserving a return
                              or spread on a particular investment or portion
                              of its portfolio or protecting against an
                              increase in the price of securities the Portfolio
                              anticipates purchasing at a later date, and as a
                              duration management technique. The Fixed-Income
                              Municipal Intermediate-Duration Portfolios do not
                              intend to use these transactions in a speculative
                              manner. All other Portfolios expect to enter into
                              these transactions for a variety of reasons,
                              including for hedging purposes, which may include
                              preserving a return or spread on a particular
                              investment or portion of its portfolio or
                              protecting against an increase in the price of
                              securities the Portfolio anticipates purchasing
                              at a later date, as a duration management
                              technique or to attempt to exploit mispricings in
                              the bond market.

                              Interest rate swaps involve the exchange by a
                              Portfolio with another party of their respective
                              commitments to pay or receive interest (e.g., an
                              exchange of floating-rate payments for fixed-rate
                              payments) computed based on a contractually based
                              principal (or "notional") amount. Interest rate
                              swaps are entered into on a net basis (i.e., the
                              two payment streams are netted out, with the
                              Portfolio receiving or paying, as the case may
                              be, only the net amount of the two payments).
                              Interest rate caps and floors are similar to
                              options in that the purchase of an interest rate
                              cap or floor entitles the purchaser, to the
                              extent that a specified index exceeds (in the
                              case of a cap) or falls below (in the case of a
                              floor) a predetermined interest rate, to receive
                              payments of interest on a notional amount from
                              the party selling the interest rate cap or floor.

                              A Portfolio will enter into interest rate swap,
                              cap or floor transactions only with
                              counterparties whose debt securities (or whose
                              guarantors' debt securities) are rated at least A
                              (or the equivalent) by at least one nationally
                              recognized rating organization and are on the
                              Manager's approved list of swap counterparties
                              for that Portfolio.

                                                                             73

                              Caps and floors may be less liquid than swaps.
                              These transactions do not involve the delivery of
                              securities or other underlying assets or
                              principal. Accordingly, unless there is a
                              counterparty default, the risk of loss to a
                              Portfolio from interest rate transactions is
                              limited to the net amount of interest payments
                              that the Portfolio is contractually obligated to
                              make.

CURRENCY SWAPS                The International Portfolio, Tax-Managed
                              International Portfolio, Emerging Markets
                              Portfolio, Short Duration Plus Portfolio,
                              Intermediate Duration Portfolio and Intermediate
                              Duration Institutional Portfolio may enter into
                              currency swaps. The Portfolios expect to enter
                              into these transactions for a variety of reasons,
                              including for hedging purposes or to attempt to
                              exploit mispricings in the currency market. The
                              International Portfolios may invest in currency
                              swaps for non-hedging purposes as a means of
                              making direct investments in foreign currencies,
                              as described above under "Foreign Currency
                              Transactions."

                              Currency swaps involve the individually
                              negotiated exchange by a Portfolio with another
                              party of a series of payments in specified
                              currencies. Actual principal amounts of
                              currencies may be exchanged by the counterparties
                              at the initiation, and again upon the termination
                              of the transaction. Therefore, the entire
                              principal value of a currency swap is subject to
                              the risk that the swap counterparty will default
                              on its contractual delivery obligations. If there
                              is a default by the counterparty to the
                              transaction, the Portfolio will have contractual
                              remedies under the transaction agreements.

INFLATION (CPI) SWAPS         Each Portfolio may enter into inflation swap
                              agreements. Inflation swap agreements are
                              contracts in which one party agrees to pay the
                              cumulative percentage increase in a price index
                              (the Consumer Price Index with respect to CPI
                              swaps) over the term of the swap (with some lag
                              on the inflation index), and the other pays a
                              compounded fixed rate. Inflation swap agreements
                              may be used to protect the NAV of a Portfolio
                              against an unexpected change in the rate of
                              inflation measured by an inflation index. A
                              Portfolio will enter into inflation swaps on a
                              net basis. The net amount of the excess, if any,
                              of the Portfolio's obligations over its
                              entitlements with respect to each inflation swap
                              will be accrued on a daily basis, and an amount
                              of cash or liquid instruments having an aggregate
                              NAV at least equal to the accrued excess will be
                              segregated by the Portfolio. The values of
                              inflation swap agreements are expected to change
                              in response to changes in real interest rates.
                              Real interest rates are tied to the relationship
                              between nominal interest rates and the rate of
                              inflation. If nominal interest rates increase at
                              a faster rate than inflation, real interest rates
                              may rise, leading to a decrease in value of an
                              inflation swap agreement. Additionally, payments
                              received by a Portfolio from inflation swap
                              agreements will result in taxable income, either
                              as ordinary income or capital gains, rather than
                              tax-exempt income, which will increase the amount
                              of taxable distributions received by shareholders.

SYNTHETIC FOREIGN EQUITY      The Non-U.S. Stock Portfolios may invest in a
SECURITIES                    form of synthetic foreign equity securities,
                              which may be referred to as international
                              warrants, local access products, participation
                              notes, or low exercise price warrants.
                              International warrants are financial instruments
                              issued by banks or other financial institutions,
                              which may or may not be traded on a foreign
                              exchange. International warrants are a form of
                              derivative security that may give holders the
                              right to buy or sell an underlying security or a
                              basket of securities representing an index from
                              or to the issuer for a particular price or may
                              entitle holders to receive a cash payment
                              relating to the value of the underlying security
                              or index. International warrants are similar to
                              options in that they are exercisable by the
                              holder for an underlying security or the value of
                              that security, but are generally exercisable over
                              a longer term than typical options. These types
                              of instruments may be American style exercise,
                              which means that they can be exercised at any
                              time on or before the expiration date of the
                              international warrant, or European style
                              exercise, which means that they may be exercised
                              only on the expiration date. International
                              warrants have an exercise price, which is fixed
                              when the warrants are issued.

                              The Portfolios will normally invest in covered
                              warrants, which entitle the holder to purchase
                              from the issuer common stock of an international
                              company or receive a cash payment (generally in
                              U.S. Dollars). The cash payment is calculated
                              according to a predetermined formula. The
                              Portfolios may invest in low exercise price
                              warrants, which are warrants with an exercise
                              price that is very low relative to the market
                              price of the underlying instrument at the time of
                              issue (e.g., one cent or less). The buyer of a
                              low exercise price warrant effectively pays the
                              full value of the underlying common stock at the
                              outset. In the case of any exercise of warrants,
                              there may be a time delay between the time a
                              holder of warrants gives instructions to exercise
                              and the time the price of the common stock
                              relating to exercise or the settlement date is
                              determined, during which time the price of the
                              underlying security could change significantly.
                              In addition, the exercise or settlement date of
                              the warrants may be affected by certain market
                              disruption events, such as difficulties relating
                              to the exchange of a local currency into U.S.
                              Dollars, the imposition of capital controls by a
                              local jurisdiction or changes in the laws
                              relating to foreign investments. These events
                              could lead to a change in the exercise date or
                              settlement currency of the warrants, or
                              postponement of the settlement date. In some
                              cases, if the market disruption events continue
                              for a certain period of time, the warrants may
                              become worthless resulting in a total loss of the
                              purchase price of the warrants.

                              The Portfolios will acquire covered warrants
                              issued by entities deemed to be creditworthy by
                              the Manager, who will monitor the
                              creditworthiness of the issuers on an on-going
                              basis. Investments in these instruments involve
                              the risk that the issuer of the instrument may
                              default on its obligation to deliver the
                              underlying security or cash in lieu thereof.
                              These instruments may also be subject to
                              liquidity risk because there may be a limited
                              secondary market for trading the warrants. They
                              are also subject, like other investments in
                              foreign securities, to foreign risk and currency
                              risk.

FOREIGN (NON-U.S.)            The equity securities in which the Non-U.S. Stock
SECURITIES                    Portfolios may invest include common and
                              preferred stocks, warrants and convertible
                              securities. These Portfolios may invest in
                              foreign securities directly or in the form of
                              sponsored or unsponsored ADRs, GDRs or other
                              similar securities convertible into securities of
                              foreign issuers without limitation. ADRs are
                              receipts typically issued by a U.S. bank or trust
                              company that evidence ownership of the underlying
                              securities. GDRs are receipts typically issued by
                              a non-U.S. bank or trust company evidencing a
                              similar arrangement. The issuers of unsponsored
                              ADRs are not obligated to disclose material
                              information in the United States and, therefore,
                              there may not be a correlation between such
                              information and the market value of the ADR.
                              Depositary receipts may not necessarily be
                              denominated in the same currency as the
                              underlying securities into which they may be
                              converted. Generally, depositary receipts in
                              registered form are designed for use in the U.S.
                              securities markets, and depositary receipts in
                              bearer form are designed for use in foreign
                              securities markets. For purposes of determining
                              the country of issuance, investments in
                              depositary receipts of either type are deemed to
                              be investments in the underlying securities.

REAL ESTATE INVESTMENT        The Non-U.S. Stock Portfolios may invest in Real
TRUSTS                        Estate Investment Trusts ("REITs"). REITs are
                              pooled investment vehicles which invest primarily
                              in income producing real estate or real estate
                              related loans or interests. REITs are generally
                              classified as equity REITs, mortgage REITs or a
                              combination of equity and mortgage REITs. Equity
                              REITs invest the majority of their assets
                              directly in real property and derive income
                              primarily from the collection of rents. Equity
                              REITs can also realize capital gains by selling
                              properties that have appreciated in value.
                              Mortgage REITs invest the majority of their
                              assets in real estate mortgages and derive income
                              from the collection of interest payments. Similar
                              to investment companies such as the Portfolios,
                              REITs are not taxed on income distributed to
                              shareholders provided they comply with several
                              requirements of the Code. Each of the Non-U.S.
                              Stock Portfolios will indirectly bear its
                              proportionate share of expenses incurred by REITs
                              in which the Portfolio invests in addition to the
                              expenses incurred directly by the Portfolio.

                                                                             75

                              Investing in REITs involves certain unique risks
                              in addition to those risks associated with
                              investing in the real estate industry in general.
                              Equity REITs may be affected by changes in the
                              value of the underlying property owned by the
                              REITs, while mortgage REITs may be affected by
                              the quality of any credit extended. REITs are
                              dependent upon management skills, are not
                              diversified, and are subject to heavy cash flow
                              dependency, default by borrowers and
                              self-liquidation.

                              Investing in REITs involves risks similar to
                              those associated with investing in small
                              capitalization companies. REITs may have limited
                              financial resources, may trade less frequently
                              and in a limited volume and may be subject to
                              more abrupt or erratic price movements than
                              larger company securities. Historically, small
                              capitalization stocks, such as REITs, have had
                              more price volatility than larger capitalization
                              stocks.

                              REITs are subject to the possibilities of failing
                              to qualify for tax-free pass-through of income
                              under the Code and failing to maintain their
                              exemptions from registration under the 1940 Act.
                              REITs (especially mortgage REITs) also are
                              subject to interest rate risks. When interest
                              rates decline, the value of a REIT's investment
                              in fixed-rate obligations can be expected to
                              rise. Conversely, when interest rates rise, the
                              value of a REIT's investment in fixed-rate
                              obligations can be expected to decline. In
                              contrast, as interest rates on adjustable rate
                              mortgage loans are reset periodically, yields on
                              a REIT's investments in such loans will gradually
                              align themselves to reflect changes in market
                              interest rates, causing the value of such
                              investments to fluctuate less dramatically in
                              response to interest rate fluctuations than would
                              investments in fixed-rate obligations.

FORWARD COMMITMENTS           Each Portfolio may purchase or sell securities on
                              a forward commitment basis. Forward commitments
                              are forward contracts for the purchase or sale of
                              securities, including purchases on a
                              "when-issued" basis or purchases or sales on a
                              "delayed delivery" basis. In some cases, a
                              forward commitment may be conditioned upon the
                              occurrence of a subsequent event, such as
                              approval and consummation of a merger, corporate
                              reorganization or debt restructuring, or approval
                              of a proposed financing by appropriate
                              authorities (i.e., a "when, as and if issued"
                              trade).

                              When forward commitments are negotiated, the
                              price, which is generally expressed in yield
                              terms with respect to fixed-income securities, is
                              fixed at the time the commitment is made, but
                              payment for and delivery of the securities take
                              place at a later date. Normally, the settlement
                              date occurs within two months after the
                              transaction, but settlements beyond this time may
                              be negotiated. Securities purchased or sold under
                              a forward commitment are subject to market
                              fluctuation, and no interest or dividends accrue
                              to the purchaser prior to the settlement date.

                              The use of forward commitments helps a Portfolio
                              to protect against anticipated changes in
                              interest rates and prices. For instance, in
                              periods of rising interest rates and falling bond
                              prices, a Portfolio might sell securities in its
                              portfolio on a forward commitment basis to limit
                              its exposure to falling bond prices. In periods
                              of falling interest rates and rising bond prices,
                              a Portfolio might sell a security in its
                              portfolio and purchase the same or a similar
                              security on a when-issued or forward commitment
                              basis, thereby obtaining the benefit of currently
                              higher cash yields.

                              A Portfolio's right to receive or deliver a
                              security under a forward commitment may be sold
                              prior to the settlement date. The Portfolios
                              enter into forward commitments, however, only
                              with the intention of actually receiving
                              securities or delivering them, as the case may
                              be. If a Portfolio, however, chooses to dispose
                              of the right to acquire a when-issued security
                              prior to its acquisition or dispose of its right
                              to deliver or receive against a forward
                              commitment, it may realize a gain or incur a
                              loss. The Portfolios must segregate liquid assets
                              in an amount at least equal to their purchase
                              commitments, and must segregate securities sold
                              on a delayed delivery basis.

REPURCHASE AGREEMENTS AND     Each Portfolio may enter into repurchase
BUY/SELL BACK TRANSACTIONS    agreements in which a Portfolio purchases a
                              security from a bank or broker-dealer, which
                              agrees to repurchase it from the Portfolio at an
                              agreed-upon future date, normally a day or a few
                              days later. The purchase and repurchase
                              obligations are transacted under one document.
                              The resale price is greater

                              than the purchase price, reflecting an
                              agreed-upon interest rate for the period the
                              buyer's money is invested in the security. Such
                              agreements permit a Portfolio to keep all of its
                              assets at work while retaining "overnight"
                              flexibility in pursuit of investments of a
                              longer-term nature. If the bank or broker-dealer
                              defaults on its repurchase obligation, a
                              Portfolio would suffer a loss to the extent that
                              the proceeds from the sale of the security were
                              less than the repurchase price.

                              A Portfolio may enter into buy/sell back
                              transactions, which are similar to repurchase
                              agreements. In this type of transaction, a
                              Portfolio enters a trade to buy securities at one
                              price and simultaneously enters a trade to sell
                              the same securities at another price on a
                              specified date. Similar to a repurchase
                              agreement, the repurchase price is higher than
                              the sale price and reflects current interest
                              rates. Unlike a repurchase agreement, however,
                              the buy/sell back transaction is considered two
                              separate transactions.

REVERSE REPURCHASE            The Portfolios may enter into reverse repurchase
AGREEMENTS                    agreements with banks and broker-dealers from
                              time to time. In a reverse repurchase
                              transaction, it is the Portfolio, rather than the
                              other party to the transaction, that sells the
                              securities and simultaneously agrees to
                              repurchase them at a price reflecting an
                              agreed-upon rate of interest. A Portfolio may not
                              enter into reverse repurchase agreements if its
                              obligations thereunder would be in excess of one
                              third of the Portfolio's total assets, less
                              liabilities other than obligations under such
                              reverse repurchase agreements. During the time a
                              reverse repurchase agreement is outstanding, each
                              Portfolio that has entered into such an agreement
                              maintains liquid assets in a segregated account
                              with its custodian having a value at least equal
                              to the repurchase price under the reverse
                              repurchase agreement. Reverse repurchase
                              agreements may create leverage, increasing a
                              Portfolio's opportunity for gain and risk of loss
                              for a given fluctuation in the value of the
                              Portfolio's assets. There may also be risks of
                              delay in recovery and, in some cases, even loss
                              of rights in the underlying securities, should
                              the opposite party fail financially.

SHORT SALES                   The International Portfolio, Tax-Managed
                              International Portfolio, Emerging Markets
                              Portfolio, Short Duration New York Municipal
                              Portfolio, Short Duration California Municipal
                              Portfolio and Short Duration Diversified
                              Municipal Portfolio may engage in short sales. A
                              short sale is effected by selling a security that
                              a Portfolio does not own, or, if the Portfolio
                              does own such security, it is not to be delivered
                              upon consummation of the sale. The Portfolios may
                              only make short sales "against the box." A short
                              sale is "against the box" to the extent that a
                              Portfolio contemporaneously owns or has the right
                              to obtain securities identical to those sold
                              short without payment. A Portfolio may utilize
                              short selling in order to attempt both to protect
                              its portfolio against the effects of potential
                              downtrends in the securities markets and as a
                              means of enhancing its overall performance.

                              A short sale of a security involves the risk that
                              instead of declining, the price of the security
                              sold short will rise. If the price of the
                              security sold short increases between the time of
                              a short sale and the time a Portfolio replaces
                              the borrowed security, the Portfolio will incur a
                              loss; conversely, if the price declines, the
                              Portfolio will realize a gain. The potential for
                              the price of a fixed-income security sold short
                              to rise is a function of both the remaining
                              maturity of the obligation, its creditworthiness
                              and its yield. Unlike short sales of equities or
                              other instruments, the potential for the price of
                              a fixed-income security to rise may be limited
                              due to the fact that the security will be no more
                              than par at maturity. However, the short sale of
                              other instruments or securities generally,
                              including fixed-income securities convertible
                              into equities or other instruments, a
                              fixed-income security trading at a deep discount
                              from par or which pays a coupon that is high in
                              relative and/or absolute terms, or which is
                              denominated in a currency other than the
                              U.S. Dollar, involves the possibility of a
                              theoretically unlimited loss since there is a
                              theoretically unlimited potential for the market
                              price of the security sold short to increase.

DOLLAR ROLLS                  Each of the Fixed-Income Portfolios may enter
                              into dollar rolls. Dollar rolls involve sales by
                              a Portfolio of securities for delivery in the
                              current month and the Portfolio's simultaneously
                              contracting to repurchase substantially similar
                              (same type and coupon)

                                                                             77

                              securities on a specified future date. During the
                              roll period, the Portfolio forgoes principal and
                              interest paid on the securities. The Portfolio is
                              compensated by the difference between the current
                              sales price and the lower forward price for the
                              future purchase (often referred to as the "drop")
                              as well as by the interest earned on the cash
                              proceeds of the initial sale. Dollar rolls
                              involve the risk that the market value of the
                              securities a Portfolio is obligated to repurchase
                              under the agreement may decline below the
                              repurchase price. Each of the Fixed-Income
                              Portfolios may also enter into a type of dollar
                              roll known as a "fee roll." In a fee roll, a
                              Portfolio is compensated for entering into the
                              commitment to repurchase by "fee income," which
                              is received when the Portfolio enters into the
                              commitment. Such fee income is recorded as
                              deferred income and accrued by the Portfolio over
                              the roll period. Dollar rolls may be considered
                              to be borrowings by a Portfolio.

FUTURE DEVELOPMENTS           A Portfolio may, following written notice to its
                              shareholders, take advantage of other investment
                              practices that are not currently contemplated for
                              use by the Portfolio, or are not available but
                              may yet be developed, to the extent such
                              investment practices are consistent with the
                              Portfolio's investment objective and legally
                              permissible for the Portfolio. Such investment
                              practices, if they arise, may involve risks that
                              exceed those involved in the activities described
                              above.

PORTFOLIO HOLDINGS            Each Portfolio's SAI includes a description of
                              the policies and procedures that apply to
                              disclosure of the Portfolios' portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

FIXED-INCOME SECURITIES       FIXED-INCOME PORTFOLIOS: The value of each
                              Fixed-Income Portfolio's shares will fluctuate
                              with the value of its investments. The value of a
                              Portfolio's investments will change as the
                              general level of interest rates fluctuates.
                              During periods of falling interest rates, the
                              values of a Portfolio's securities generally
                              rise. Conversely, during periods of rising
                              interest rates, the values of a Portfolio's
                              securities generally decline.

                              In seeking to achieve a Portfolio's investment
                              objective, there will be times, such as during
                              periods of rising interest rates, when
                              depreciation and realization of capital losses on
                              securities held by a Portfolio will be
                              unavoidable. Moreover, medium- and lower-rated
                              securities and unrated securities of comparable
                              quality may be subject to wider fluctuations in
                              yield and market values than higher-rated
                              securities under certain market conditions. Such
                              fluctuations after a security is acquired do not
                              affect the cash income received from that
                              security but are reflected in the net asset value
                              of a Portfolio.

INVESTMENTS IN LOWER-RATED    Lower-rated securities, i.e., those rated Ba and
SECURITIES                    lower by Moody's or BB and lower by S&P and Fitch
                              (commonly known as "junk bonds"), are subject to
                              greater risk of loss of principal and interest
                              than higher-rated securities. They also are
                              generally considered to be subject to greater
                              market risk than higher-rated securities. The
                              capacity of issuers of lower-rated securities to
                              pay interest and repay principal is more likely
                              to weaken than is that of issuers of higher-rated
                              securities in times of deteriorating economic
                              conditions or rising interest rates. In addition,
                              lower-rated securities may be more susceptible to
                              real or perceived adverse economic conditions
                              than investment-grade securities.

                              The market for lower-rated securities may be
                              thinner and less active than that for
                              higher-rated securities, which can adversely
                              affect the prices at which these securities can
                              be sold. To the extent that there is no
                              established secondary market for lower-rated
                              securities, a Portfolio may experience difficulty
                              in valuing such securities and, in turn, the
                              Portfolio's assets.

                              The Manager will try to reduce the risk inherent
                              in investment in lower-rated securities through
                              credit analysis, diversification, attention to
                              current developments and trends in interest
                              rates, and economic and political conditions.
                              There can, however, be no assurance that losses
                              will not occur. Since the risk of default is
                              higher for lower-rated securities, the Manager's
                              research and credit analysis are a
                              correspondingly more

                              important aspect of its program for managing a
                              Portfolio's securities than would be the case if
                              a Portfolio did not invest in lower-rated
                              securities. In considering investments for a
                              Portfolio, the Manager will attempt to identify
                              issuers of lower-rated securities whose financial
                              conditions are adequate to meet future
                              obligations, have improved, or are expected to
                              improve in the future.

UNRATED SECURITIES            The Manager also will consider investments in
                              unrated securities for a Portfolio when the
                              Manager believes that the financial condition of
                              the issuers of the securities, or the protection
                              afforded by the terms of the securities
                              themselves, limits the risk to the Portfolio to a
                              degree comparable to rated securities that are
                              consistent with the Portfolio's objective and
                              policies.

BORROWING AND LEVERAGE        The Portfolios may use borrowings for investment
                              purposes subject to the limit imposed by the 1940
                              Act, which is up to 33/  1/3/% of a Portfolio's
                              assets. Borrowings by a Portfolio result in
                              leveraging of the Portfolio's shares. The
                              Portfolios may also use leverage for investment
                              transactions by entering into transactions such
                              as reverse repurchase agreements, forward
                              contracts and dollar rolls. This means that a
                              Portfolio uses cash made available during the
                              term of these transactions to make investments in
                              other fixed-income securities.

                              Utilization of leverage, which is usually
                              considered speculative, involves certain risks to
                              a Portfolio's shareholders. These include a
                              higher volatility of the net asset value of a
                              Portfolio's shares and the relatively greater
                              effect on the net asset value of the shares. So
                              long as a Portfolio is able to realize a net
                              return on its investment portfolio that is higher
                              than the interest expense paid on borrowings or
                              the carrying costs of leveraged transactions, the
                              effect of leverage will be to cause the
                              Portfolio's shareholders to realize a higher
                              current net investment income than if the
                              Portfolio were not leveraged. If the interest
                              expense on borrowings or the carrying costs of
                              leveraged transactions approaches the net return
                              on a Portfolio's investment portfolio, the
                              benefit of leverage to the Portfolio's
                              shareholders will be reduced. If the interest
                              expense on borrowings or the carrying costs of
                              leveraged transactions were to exceed the net
                              return to shareholders, a Portfolio's use of
                              leverage would result in a lower rate of return.
                              Similarly, the effect of leverage in a declining
                              market could be a greater decrease in net asset
                              value per share. In an extreme case, if a
                              Portfolio's current investment income were not
                              sufficient to meet the interest expense on
                              borrowing or the carrying costs of leveraged
                              transactions, it could be necessary for the
                              Portfolio to liquidate certain of its investments
                              thereby reducing the net asset value of a
                              Portfolio's shares. A Portfolio may also reduce
                              the degree to which it is leveraged by repaying
                              amounts borrowed.

NON-DIVERSIFIED STATUS        Each of the Short-Duration New York Municipal
                              Portfolio, Short-Duration California Municipal
                              Portfolio, New York Municipal Portfolio and
                              California Municipal Portfolio (the "State
                              Portfolios") is a "non-diversified" investment
                              company, which means the Portfolio may invest
                              more of its assets in a relatively smaller number
                              of issuers. Because each State Portfolio will
                              normally invest solely or substantially in
                              municipal securities of a particular state, it is
                              more susceptible to local risk factors than a
                              geographically diversified municipal securities
                              portfolio. These risks arise from the financial
                              condition of a particular state and its
                              municipalities. If state or local governmental
                              entities are unable to meet their financial
                              obligations, the income derived by the State
                              Portfolios, their ability to preserve or realize
                              appreciation of their portfolio assets and their
                              liquidity could be impaired. The SAI provides
                              specific information about the state in which a
                              Portfolio invests.

                                                                             79

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus.

HOW TO BUY SHARES

MINIMUM INVESTMENTS - FOR ALL PORTFOLIOS OTHER THAN INTERMEDIATE DURATION
INSTITUTIONAL PORTFOLIO
Except as otherwise provided, the minimum initial investment in any Portfolio of the Sanford C. Bernstein Fund, Inc. ("SCB") is $25,000. There is no minimum amount for subsequent investments in the same Portfolio although SCB reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000.
For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any
Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of SCB or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolios (other than the Emerging
   Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

..  initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

..  the Manager may, in its discretion, waive the initial minimum investment requirement for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets
Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging
Markets Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are
neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging
Markets Portfolio, unlike the other Portfolios of SCB, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the
Emerging Markets Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

MINIMUM INVESTMENTS - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
The minimum initial investment in the Intermediate Duration Institutional
Portfolio of the Sanford C. Bernstein Fund II, Inc. ("SCB II," together with
SCB, the "Funds," and each, a "Fund") is $3,000,000. There is no minimum amount for subsequent investments although SCB II reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the
Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the

Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the
Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

PROCEDURES - FOR ALL PORTFOLIOS
To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. With respect to discretionary accounts, the Manager has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management
Services and Policies brochure available on the Manager's website at
www.bernstein.com. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. With respect to non-discretionary accounts, orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

Each Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the
Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. Each Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the
Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

TRANSACTION FEES: As discussed above, if you purchase shares of the Emerging
Markets Portfolio, you will pay to this Portfolio a transaction fee of 1.00% of the amount invested.

HOW TO EXCHANGE SHARES
You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate
Duration Institutional Portfolio of SCB II for shares of the same class in any
Portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Portfolio shares for shares of the Emerging Markets
Portfolio, shareholders will be charged the portfolio transaction fee of 1% of the dollar amount exchanged;

                                                                             81

on any exchanges of shares of the Emerging Markets Portfolio for other
Portfolio shares, shareholders will be charged the 1% redemption fee. See the
"Emerging Markets Portfolio" section above for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While each Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends,
Distributions and Taxes" below.

HOW TO SELL OR REDEEM SHARES
You may sell your shares of the Portfolios by sending a request to Bernstein
LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets each Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance
Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature.
Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by each Fund in certain instances. Each Fund may waive the requirement that a redemption request must be in writing. Each Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with a
Fund unless prior other instructions are on file. If you are a client of the
Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when a Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading on the Exchange (normally 4:00 p.m.
Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

TRANSACTION FEES UPON REDEMPTION: You will be charged a 1% redemption fee upon the sale of shares of the Emerging Markets Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see the "Emerging Markets Portfolio" section above.

RESTRICTIONS ON SALES: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the
SEC may, by order, permit.

SALE IN-KIND: Each Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

AUTOMATIC SALE OF YOUR SHARES - FOR ALL PORTFOLIOS EXCEPT THE INTERMEDIATE
DURATION INSTITUTIONAL PORTFOLIO: Under certain circumstances, a Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

AUTOMATIC SALE OF YOUR SHARES - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO:
Under certain circumstances, a Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice,

sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

SYSTEMATIC WITHDRAWAL PLAN: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at each Fund's discretion.
For further information, call your Bernstein advisor at (212) 486-5800.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS: Although each Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, each Fund does not consider the sale of Portfolio shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders.
These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a
Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the
Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a
Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a
Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolios should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agent,
   Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be

                                                                             83

 evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of
  Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

..  ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of
   Portfolio shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE
TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked"
and who may not otherwise wish to redeem his or her shares effectively may be
"locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a
"blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of
Portfolio shares and avoid frequent trading in Portfolio shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES.
Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in
Portfolio shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m.,
Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the
Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the
Fund. The Valuation Committee values Fund assets as described above.

                                                                             85

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Each Portfolio's Manager is AllianceBernstein L.P., 1345 Avenue of the
Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Manager, comprising approximately 98 separate investment portfolios, have approximately 3.7 million retail accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the
Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

                                          FEE AS A PERCENTAGE OF FISCAL YEAR
    PORTFOLIO                               AVERAGE NET ASSETS      ENDED
    ------------------------------------------------------------------------
    International                                   .89%           9/30/09
    Tax-Managed International                       .86%           9/30/09
    Emerging Markets                               1.14%           9/30/09
    Short Duration New York Municipal               .45%           9/30/09
    Short Duration California Municipal             .45%           9/30/09
    Short Duration Diversified Municipal            .45%           9/30/09
    New York Municipal                              .48%           9/30/09
    California Municipal                            .49%           9/30/09
    Diversified Municipal                           .44%           9/30/09
    U.S. Government Short Duration                  .45%           9/30/09
    Short Duration Plus                             .45%           9/30/09
    Intermediate Duration                           .44%           9/30/09
    Intermediate Duration Institutional             .41%*          9/30/09

*Fee stated net of any waivers and/or reimbursements. The Manager has contractually agreed to waive its fee and/or bear certain expenses as described in the Fees and Expenses of the Portfolio table on page 55.

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a
Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the INTERNATIONAL
PORTFOLIO, TAX-MANAGED INTERNATIONAL PORTFOLIO AND EMERGING MARKETS PORTFOLIO
are made by the Blend Strategies Team, comprised of senior Blend portfolio managers. The Blend Strategies Team relies heavily on the Manager's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the
Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE            THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Thomas J. Fontaine; since 2009;       Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated in a similar capacity to his current position
                                      since prior to 2005, and Head of
                                      Research and Investment Design--
                                      Defined Contribution.

Dokyoung Lee; since 2008; Senior      Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated in a
                                      similar capacity to his current position
                                      since prior to 2005, and Director of
                                      Research--Blend Strategies.

Joshua B. Lisser; since inception;    Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated in a similar capacity to his current position
                                      since prior to 2005, and Chief
                                      Investment Officer--Index Strategies.

Seth J. Masters; since inception;     Executive Vice President of the
Executive Vice President of the       Manager, with which he has been
Manager                               associated in a similar capacity to his
                                      current position since prior to 2005,
                                      Chief Investment Officer--Blend
                                      Strategies and Chief Investment
                                      Officer--Defined Contribution.

Patrick J. Rudden; since 2009;        Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated in a similar capacity to his current position
                                      since prior to 2005, and Head of Blend
                                      Strategies.

The day-to-day management of, and investment decisions for, the Fixed-Income
Municipal Portfolios are made by the Municipal Bond Investment Team. The
Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of the
Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------
Michael Brooks; since 1999; Senior    Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated
                                      since prior to 2005.

Fred S. Cohen; since 1994; Senior     Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated
                                      since prior to 2005, and Director of
                                      Municipal Bond Trading.

R.B. Davidson III; since inception;   Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated since prior to 2005, and Director of
                                      Municipal Bond Management.

Wayne Godlin; since 2010; Senior      Senior Vice President of the Adviser
Vice President of the Manager         since December 2009. Prior thereto, an
                                      investment manager and a Managing
                                      Director of Van Kampen Asset
                                      Management with which he had been
                                      associated since prior to 2005

Terrance T. Hults; since 2002;        Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated since prior to 2005.

The day-to-day management of, and investment decisions for, the U.S. GOVERNMENT
SHORT DURATION PORTFOLIO and SHORT DURATION PLUS PORTFOLIO are made by the
Manager's U.S. Investment Grade: Liquid Markets Structured Products Investment
Team. The U.S. Investment Grade: Liquid Markets Structured Products Investment
Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the U.S. Investment Grade: Liquid
Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the
Portfolios, and each person's principal occupation during the past five years:

                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------
Jon P. Denfeld; since 2008; Vice      Vice President of the Manager, with
President of the Manager              which he has been associated since
                                      May 2008. Prior thereto, he was a
                                      Senior U.S. Portfolio Manager at UBS
                                      Global Asset Management from 2006-
                                      2007. Prior thereto, he was a portfolio
                                      manager for Shay Asset Management
                                      since prior to 2005.

Shawn E. Keegan; since 2005; Vice     Vice President of the Manager, with
President of the Manager              which he has been associated since
                                      prior to 2005.

                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE            THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Alison M. Martier; since 2009;        Senior Vice President of the Manager,
Senior Vice President of the Manager  with which she has been associated since prior to 2005, and Director of the
                                      Fixed Income Senior Portfolio Manager
                                      Team.

Douglas J. Peebles; since 2009;       Executive Vice President of the
Executive Vice President of the       Manager, with which he has been
Manager                               associated since prior to 2005, and
                                      Chief Investment Officer and Head of
                                      AllianceBernstein Fixed Income.

Greg J. Wilensky; since 2009; Senior  Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated
                                      since prior to 2005, and Director of
                                      Stable Value Investments.

The day-to-day management of, and investment decisions for, the INTERMEDIATE
DURATION PORTFOLIO and INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO are made by the U.S. Investment Grade: Core Fixed Income Team. The U.S. Investment
Grade: Core Fixed Income Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the U.S. Investment Grade: Core
Fixed Income Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior    Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated in a
                                      substantially similar capacity to his
                                      current position since prior to 2005,
                                      and Director of Emerging Market Debt.

Shawn E. Keegan; since 2005; Vice     (see above)
President of the Manager

Alison M. Martier; since 2005;        (see above)
Senior Vice President of the Manager

Douglas J. Peebles; since 2007;       (see above)
Executive Vice President of the
Manager

Greg J. Wilensky; since 20059;        (see above)
Senior Vice President of the Manager

Each Portfolio's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolios.

PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
As described in this Prospectus, we diversify the investment portfolio of each of the Non-U.S. Stock Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Non-U.S. Stock
Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in

                                                                             87

Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolio and the Tax-Managed International
Portfolio are managed. Presented in Displays 3 and 4 is historical performance information for our emerging markets growth and emerging markets value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate emerging markets growth and emerging markets value components of the Emerging
Markets Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The
Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the
Non-U.S. Stock Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the
Non-U.S. Stock Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Non-U.S. Stock Portfolios, as a registered investment company, is subject and which, if applicable to the
Historical Accounts, may have adversely affected the performance of the
Historical Accounts.

Set forth below is performance data provided by the Manager relating to the
Historical Accounts managed by investment teams that manage the Non-U.S. Stock
Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the
Historical Accounts through December 31, 2009. Each of an investment team's
Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions)
charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Non-U.S.
Stock Portfolios, which may be higher than the fees imposed on the Historical
Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical
Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to
January 1, 2003 and on an asset weighted basis for periods subsequent thereto.
Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2007, the MSCI
EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong
Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland and the United Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.
If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the
Portfolios' shareholders of sales charges and income taxes.

The MSCI Emerging Markets Index shown in Displays 3 and 4 is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI
Emerging Markets Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India,
Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland,
Russia, South Africa, Taiwan, Thailand and Turkey.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the
Manager's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolios were to perform relatively poorly, and/or if the
Manager were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the
Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). THE
PERFORMANCE INFORMATION SET FORTH IN DISPLAY 1 DOES NOT REPRESENT THE
PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL
PORTFOLIO.

Display 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                         Premium/Discount to
                  Growth Composite    MSCI EAFE Index      MSCI EAFE Index
                  ----------------    ---------------      ---------------

One Year                33.36%           31.78%               1.58%
Three Years             -7.69%           -6.04%              -1.64%
Five Years               1.65%            3.54%              -1.88%
10 Years                -0.14%            1.17%              -1.32%
Since Inception          6.14%            5.75%               0.40%
(12/90)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). THE PERFORMANCE INFORMATION
SET FORTH IN DISPLAY 2 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL
PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                      MSCI EAFE Index     Premium/Discount to
                Growth Composite        (GDP, HH)      MSCI EAFE Index (GDP, HH)
                ----------------    ---------------    -------------------------

One Year             30.57%              28.46%                 2.12%
Three Years         -11.82%              -7.29%                -4.53%
Five Years            1.70%               3.91%                -2.21%
10 Years              4.52%               0.88%                 3.64%
Since Inception       8.77%               7.18%                 1.60%
(06/92)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until September 2, 2003, the International Portfolio and Tax-Managed
International Portfolio were managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio or
Tax-Managed International Portfolio have been managed using both the Manager's international growth and international value investment disciplines.

Display 3 presents the historical performance for AllianceBernstein's emerging markets growth investment discipline from its inception, September 30, 1991, through December 31, 2009 ("Emerging Markets Growth Composite"). THE
PERFORMANCE INFORMATION SET FORTH IN DISPLAY 3 DOES NOT REPRESENT THE
PERFORMANCE OF THE EMERGING MARKETS PORTFOLIO.

Display 3
ALLIANCEBERNSTEIN EMERGING MARKETS GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                  Emerging Markets     MSCI Emerging    Premium/Discount to MSCI
                  Growth Composite     Markets Index     Emerging Markets Index
                  ----------------    ---------------      ---------------

One Year                78.67%           78.51%               0.17%
Three Years              3.07%            5.11%              -2.04%
Five Years              13.86%           15.51%              -1.65%
10 Years                 9.91%            9.82%               0.10%
Since Inception         12.01%           10.11%               1.90%
(09/91)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 4 presents the historical performance for Bernstein's emerging markets value investment discipline from January 1, 1996 through December 31, 2009
("Emerging Markets Value Composite"). THE PERFORMANCE INFORMATION SET FORTH IN
DISPLAY 4 DOES NOT REPRESENT THE PERFORMANCE OF THE EMERGING MARKETS PORTFOLIO.

Display 4
BERNSTEIN EMERGING MARKETS VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                  Emerging Markets     MSCI Emerging    Premium/Discount to MSCI
                  Growth Composite     Markets Index     Emerging Markets Index
                  ----------------    ---------------      ---------------

One Year               102.11%           78.51%              23.60%
Three Years              5.50%            5.11%               0.39%
Five Years              14.76%           15.51%              -0.75%
10 Years                14.56%            9.82%               4.74%
Since Inception         11.70%            8.09%               3.61%
(01/96)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                             89

Until May 2, 2005, the Emerging Markets Portfolio was managed using only the
Manager's emerging markets value discipline. Since May 2, 2005, the Emerging
Markets Portfolio has been managed using both the Manager's emerging markets growth and emerging markets value investment disciplines.

THE ABOVE PERFORMANCE DATA IN DISPLAYS 1, 2, 3 AND 4 ARE PROVIDED SOLELY TO
ILLUSTRATE THE MANAGER'S EXPERIENCE IN MANAGING ACCOUNTS USING THE GROWTH AND
VALUE INVESTMENT DISCIPLINES. INVESTORS SHOULD NOT RELY ON THIS INFORMATION AS
AN INDICATION OF ACTUAL PERFORMANCE OF ANY ACCOUNT OR FUTURE PERFORMANCE OF THE
NON-U.S. STOCK PORTFOLIOS. OTHER METHODS OF COMPUTING RETURNS MAY PRODUCE
DIFFERENT RESULTS, AND THE RESULTS FOR DIFFERENT PERIODS WILL VARY.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v.
AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Manager; AllianceBernstein Holding L.P. ("Holding");
AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein
Mutual Funds, certain officers of the Manager ("AllianceBernstein defendants");
and certain other unaffiliated defendants, as well as unnamed Doe defendants.
The Hindo Complaint was filed in the United States District Court for the
Southern District of New York by alleged shareholders of two of the
AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the
AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading"
and "market timing" of AllianceBernstein Mutual Fund securities, violating
Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the
Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment
Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Manager, including recovery of all fees paid to the Manager pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Manager and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Manager. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the
Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Manager and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Manager previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of
Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds'
shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the
Portfolios.

SHAREHOLDER SERVICING FEES
AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Non-U.S. Stock
Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance,
Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters;
and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES
Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services.
Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

RETIREMENT PLAN SERVICES
Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the
Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the
Portfolio, they are included in the amount appearing opposite the caption
"Other Expenses" found in the Portfolio expense tables under "Annual Portfolio
Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS
Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income
(interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Non-U.S. Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on its investment objectives and strategies, the Manager expects that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest). The International Portfolio, the Tax-Managed International Portfolio and the Emerging Markets Portfolio may
distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares.
Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in the Fixed-Income
Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a
Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S.
corporations.

Dividends and interest received by the Fixed-Income Portfolios that invest in foreign securities and the Non-U.S. Stock Portfolios may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from the Fixed-Income Portfolios.
However, dividends received from Non-U.S. Stock Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another
Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending

                                                                             91

30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Dividends or other income (including, in some cases, capital gains) received by the Non-U.S. Stock Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The
Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such
Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

The Short Duration New York Municipal Portfolio and New York Municipal
Portfolio provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the
United States. Similarly, the Short Duration California Municipal Portfolio and
California Municipal Portfolio provide income that is generally tax-free for
California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each
Portfolio are mailed annually.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BARCLAYS CAPITAL AGGREGATE BOND INDEX--The Barclays Capital U.S. Aggregate
Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BARCLAYS CAPITAL 5-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX--The Barclays
Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least
$7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The GO Bond Index component of the Municipal Bond index. General
Obligation classification bonds, excluding insured and prerefunded, are eligible for inclusion in the Barclays Capital 5-year GO Municipal Bond Index.
The bonds must have a maturity of greater than 4-years and less than 6-years.

BARCLAYS CAPITAL 1-YEAR MUNICIPAL INDEX--The Barclays Capital Municipal Bond
Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. This index is the 1 Year (1-2) component of the Municipal Bond index.

BOFA MERRILL LYNCH 1-3 YEAR TREASURY INDEX--An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST)--A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE
Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong
Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EMERGING MARKETS INDEX--A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech
Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico,
Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and
Turkey.

                                                                             93

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   NON-U.S.                   The financial highlights table is intended to help you
HIGHLIGHTS  STOCK PORTFOLIOS           understand the financial perform-ance of the Portfolio for the periods indicated. Certain information reflects financial
            .TAX-MANAGED               results for a single Portfolio share. The total returns in the
             INTERNATIONAL PORTFOLIO   table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .INTERNATIONAL PORTFOLIO   of all dividends and distributions). The information for each fiscal-year-end period has been audited by
            .EMERGING MARKETS          PricewaterhouseCoopers LLP, whose re-ports, along with the
             PORTFOLIO                 Portfolio's financial statements, are included in the
                                       Portfolio's 2009 annual report, which is available upon request.

TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS
--------------------------------------------------------------------------------
                                                                                             YEAR ENDED SEPTEMBER 30
                                                                           2009          2008         2007           2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    16.52    $    29.64   $    27.20    $    24.72
                                                                       ----------    ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25          0.52         0.47          0.40
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (1.16)       (10.22)        5.63          3.82
Contribution from Adviser                                                    0.00(c)       0.00         0.00(c)       0.00(c)
                                                                       ----------    ----------   ----------    ----------
Total from investment operations                                            (0.91)        (9.70)        6.10          4.22
                                                                       ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.45)        (0.42)       (0.49)        (0.31)
Distributions from net realized gain on investment transactions              0.00         (3.00)       (3.17)        (1.43)
                                                                       ----------    ----------   ----------    ----------
Total distributions                                                         (0.45)        (3.42)       (3.66)        (1.74)
                                                                       ----------    ----------   ----------    ----------
Net asset value, end of period                                         $    15.16    $    16.52   $    29.64    $    27.20
                                                                       ==========    ==========   ==========    ==========
TOTAL RETURN(A)                                                             (4.64)%      (36.75)%      24.28%        18.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $5,286,906    $6,024,221   $9,492,508    $7,512,829
Average net assets (000 omitted)                                       $4,376,859    $8,333,321   $8,571,465    $6,888,047
Ratio of expenses to average net assets                                      1.15%         1.12%        1.12%         1.15%(d)
Ratio of net investment income to average net assets                         2.07%         2.21%        1.68%         1.53%(d)
Portfolio turnover rate                                                        84%           70%          52%           67%
-------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    20.42
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.26
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       4.49
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             4.75
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.17)
Distributions from net realized gain on investment transactions             (0.28)
                                                                       ----------
Total distributions                                                         (0.45)
                                                                       ----------
Net asset value, end of period                                         $    24.72
                                                                       ==========
TOTAL RETURN(A)                                                             23.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $6,078,513
Average net assets (000 omitted)                                       $5,303,305
Ratio of expenses to average net assets                                      1.22%
Ratio of net investment income to average net assets                         1.17%
Portfolio turnover rate                                                        53%
----------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS
--------------------------------------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30
                                                                           2009         2008         2007           2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    16.51   $    29.38   $    27.17    $    23.27
                                                                       ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25         0.50         0.46          0.40
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (1.31)       (9.89)        5.63          3.81
Contribution from Adviser                                                    0.00         0.00         0.00(c)       0.00
                                                                       ----------   ----------   ----------    ----------
Total from investment operations                                            (1.06)       (9.39)        6.09          4.21
                                                                       ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.45)       (0.44)       (0.53)        (0.31)
Distributions from net realized gain on investment transactions              0.00        (3.04)       (3.35)         0.00
                                                                       ----------   ----------   ----------    ----------
Total distributions                                                         (0.45)       (3.48)       (3.88)        (0.31)
                                                                       ----------   ----------   ----------    ----------
Net asset value, end of period                                         $    15.00   $    16.51   $    29.38    $    27.17
                                                                       ==========   ==========   ==========    ==========
TOTAL RETURN(A)                                                             (5.59)%     (36.07)%      24.52%        18.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $2,364,571   $2,788,102   $4,315,454    $3,397,969
Average net assets (000 omitted)                                       $2,032,024   $3,828,486   $3,892,605    $3,125,615
Ratio of expenses to average net assets                                      1.19%        1.18%        1.18%         1.20%(d)
Ratio of net investment income to average net assets                         2.03%        2.16%        1.68%         1.55%(d)
Portfolio turnover rate                                                        91%          53%          59%           73%
------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    18.94
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       4.25
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             4.50
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.17)
Distributions from net realized gain on investment transactions              0.00
                                                                       ----------
Total distributions                                                         (0.17)
                                                                       ----------
Net asset value, end of period                                         $    23.27
                                                                       ==========
TOTAL RETURN(A)                                                             23.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $2,785,730
Average net assets (000 omitted)                                       $2,462,819
Ratio of expenses to average net assets                                      1.26%
Ratio of net investment income to average net assets                         1.17%
Portfolio turnover rate                                                        61%
----------------------------------------------------------------------------------
Please refer to footnotes on page 101.

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                            2009
--------------------------------------------------------------------------------------
Net asset value, beginning of period/                                  $    25.97
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.24
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                                           2.25
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             2.49
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.39)
Distributions from net realized gain on investment transactions             (1.50)
                                                                       ----------
Total distributions                                                         (1.89)
                                                                       ----------
                                                                             0.10
                                                                       ----------
Net asset value, end of period                                         $    26.67
                                                                       ==========
TOTAL RETURN(A)                                                             13.54%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,949,728
Average net assets (000 omitted)                                       $1,458,886
Ratio of expenses to average net assets                                      1.48%
Ratio of net investment income to average net assets                         1.25%
Portfolio turnover rate                                                        70%
--------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30
                                                                            2008            2007           2006
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period/                                  $    50.62      $    38.90     $    43.22
                                                                       ----------      ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.53            0.45           0.49
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                                         (14.32)          17.69           5.02
Contribution from Adviser                                                    0.00(c)         0.00(c)        0.00
                                                                       ----------      ----------     ----------
Total from investment operations                                           (13.79)          18.14           5.51
                                                                       ----------      ----------     ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.44)          (0.35)         (0.60)
Distributions from net realized gain on investment transactions            (10.55)          (6.22)         (9.39)
                                                                       ----------      ----------     ----------
Total distributions                                                        (10.99)          (6.57)         (9.99)
                                                                       ----------      ----------     ----------
                                                                             0.13            0.15           0.16
                                                                       ----------      ----------     ----------
Net asset value, end of period                                         $    25.97      $    50.62     $    38.90
                                                                       ==========      ==========     ==========
TOTAL RETURN(A)                                                            (36.23)%(b)      50.40%(b)      13.89%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,950,976      $3,230,050     $2,152,403
Average net assets (000 omitted)                                       $2,877,534      $2,660,575     $2,031,225
Ratio of expenses to average net assets                                      1.51%           1.53%          1.58%(d)
Ratio of net investment income to average net assets                         1.35%           1.07%          1.26%(d)
Portfolio turnover rate                                                        55%             61%            61%
---------------------------------------------------------------------------------------------------------------------

                                                                            2005
-------------------------------------------------------------------------------------
Net asset value, beginning of period/                                  $    28.91
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.66
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                                          14.20
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                            14.86
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.06)
Distributions from net realized gain on investment transactions             (0.78)
                                                                       ----------
Total distributions                                                         (0.84)
                                                                       ----------
                                                                             0.29
                                                                       ----------
Net asset value, end of period                                         $    43.22
                                                                       ==========
TOTAL RETURN(A)                                                             48.78%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,880,526
Average net assets (000 omitted)                                       $1,600,912
Ratio of expenses to average net assets                                      1.68%
Ratio of net investment income to average net assets                         1.85%
Portfolio turnover rate                                                        54%
-------------------------------------------------------------------------------------
Please refer to footnotes on page 101.

                                                                             95

FINANCIAL   FIXED-INCOME MUNICIPAL  The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS              understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .NEW YORK MUNICIPAL     results for a single Portfolio share. The total returns in the
             PORTFOLIO              table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION NEW     of all dividends and distributions). The information for each
             YORK MUNICIPAL         fiscal-year-end period has been audited by
             PORTFOLIO              PricewaterhouseCoopers LLP, whose reports, along with the
                                    Portfolio's financial statements, are included in the
                                    Portfolio's 2009 annual report, which is available upon request.

NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30
                                                                          2009        2008        2007          2006
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.61  $    13.83  $    13.86  $    13.91
                                                                       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.46        0.47        0.47        0.47
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               0.79       (0.22)      (0.03)      (0.05)
Contributions from Adviser
                                                                       ----------  ----------  ----------  ----------
Total from investment operations                                             1.25        0.25        0.44        0.42
                                                                       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.46)      (0.47)      (0.47)      (0.47)
Distributions from net realized gain on investment transactions             (0.04)       0.00        0.00        0.00
                                                                       ----------  ----------  ----------  ----------
Total distributions                                                         (0.50)      (0.47)      (0.47)      (0.47)
                                                                       ----------  ----------  ----------  ----------
Net asset value, end of period                                         $    14.36  $    13.61  $    13.83  $    13.86
                                                                       ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                                              9.42%       1.80%       3.24%       3.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,692,410  $1,817,154  $1,722,790  $1,484,265
Average net assets (000 omitted)                                       $1,643,093  $1,828,067  $1,608,192  $1,364,506
Ratio of expenses to average net assets                                      0.61%       0.61%       0.61%       0.62%(d)
Ratio of net investment income to average net assets                         3.33%       3.38%       3.42%       3.40%(d)
Portfolio turnover rate                                                        19%         24%         24%         21%
--------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    14.11
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.46
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.20)
Contributions from Adviser
                                                                       ----------
Total from investment operations                                             0.26
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.46)
Distributions from net realized gain on investment transactions              0.00
                                                                       ----------
Total distributions                                                         (0.46)
                                                                       ----------
Net asset value, end of period                                         $    13.91
                                                                       ==========
TOTAL RETURN(A)                                                              1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,274,466
Average net assets (000 omitted)                                       $1,190,723
Ratio of expenses to average net assets                                      0.63%
Ratio of net investment income to average net assets                         3.30%
Portfolio turnover rate                                                        32%
----------------------------------------------------------------------------------

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30
                                                                         2009       2008       2007        2006       2005
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.40  $  12.40    $  12.38  $  12.39     $  12.47
                                                                       --------  --------    --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.30      0.37        0.38      0.32         0.25
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                             0.20      0.00        0.02     (0.01)       (0.08)
Contributions from Adviser                                                 0.00      0.00(c)     0.00      0.00         0.00
                                                                       --------  --------    --------  --------     --------
Total from investment operations                                           0.50      0.37        0.40      0.31         0.17
                                                                       --------  --------    --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.31)    (0.37)      (0.38)    (0.32)       (0.25)
Distributions from net realized gain on investment transactions              --        --          --        --           --
                                                                       --------  --------    --------  --------     --------
Total distributions                                                       (0.31)    (0.37)      (0.38)    (0.32)       (0.25)
                                                                       --------  --------    --------  --------     --------
Net asset value, end of period                                         $  12.59  $  12.40    $  12.40  $  12.38     $  12.39
                                                                       ========  ========    ========  ========     ========
TOTAL RETURN(A)                                                            4.14%     3.08%       3.25%     2.52%        1.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $235,326  $161,836    $110,878  $102,756     $123,058
Average net assets (000 omitted)                                       $186,124  $132,487    $106,936  $113,877     $122,925
Ratio of expenses to average net assets                                    0.63%     0.67%       0.69%     0.74%(d)     0.74%
Ratio of net investment income to average net assets                       2.42%     2.98%       3.04%     2.55%(d)     2.00%
Portfolio turnover rate                                                      45%      103%         66%       52%          98%
-----------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME MUNICIPAL  The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS              understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .CALIFORNIA MUNICIPAL   results for a single Portfolio share. The total returns in the
             PORTFOLIO              table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION         of all dividends and distributions). The information for each
             CALIFORNIA MUNICIPAL   fiscal-year-end period has been audited by
             PORTFOLIO              PricewaterhouseCoopers LLP, whose reports, along with the
                                    Portfolio's financial statements, are included in the
                                    Portfolio's 2009 annual report, which is available upon request.

CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------
                                                                                         YEAR ENDED SEPTEMBER 30
                                                                          2009        2008        2007          2006
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.96  $    14.18  $    14.21  $    14.23
                                                                       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.48        0.48        0.46        0.45
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               0.63       (0.22)      (0.03)      (0.02)
                                                                       ----------  ----------  ----------  ----------
Total from investment operations                                             1.11        0.26        0.43        0.43
                                                                       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.48)      (0.48)      (0.46)      (0.45)
Distributions from net realized gains on investment transactions            (0.04)       0.00        0.00        0.00
                                                                       ----------  ----------  ----------  ----------
Total distributions                                                         (0.52)      (0.48)      (0.46)      (0.45)
                                                                       ----------  ----------  ----------  ----------
Net asset value, end of period                                         $    14.55  $    13.96  $    14.18  $    14.21
                                                                       ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                                              8.09%       1.83%       3.12%       3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,154,961  $1,363,736  $1,380,197  $1,194,575
Average net assets (000 omitted)                                       $1,186,613  $1,414,368  $1,294,527  $1,073,155
Ratio of expenses to average net assets                                      0.63%       0.62%       0.62%       0.63%(d)
Ratio of net investment income to average net assets                         3.39%       3.38%       3.27%       3.20%(d)
Portfolio turnover rate                                                        14%         26%         27%         23%
--------------------------------------------------------------------------------------------------------------------------

                                                                         2005
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  14.38
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.43
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                            (0.13)
                                                                       --------
Total from investment operations                                           0.30
                                                                       --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.44)
Distributions from net realized gains on investment transactions          (0.01)
                                                                       --------
Total distributions                                                       (0.45)
                                                                       --------
Net asset value, end of period                                         $  14.23
                                                                       ========
TOTAL RETURN(A)                                                            2.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $983,388
Average net assets (000 omitted)                                       $898,450
Ratio of expenses to average net assets                                    0.65%
Ratio of net investment income to average net assets                       3.04%
Portfolio turnover rate                                                      30%
--------------------------------------------------------------------------------

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30
                                                                         2009      2008      2007      2006       2005
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.53  $  12.49  $ 12.46  $ 12.47     $ 12.57
                                                                       --------  --------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.34      0.35     0.35     0.30        0.24
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                         0.15      0.05     0.03    (0.01)      (0.10)
                                                                       --------  --------  -------  -------     -------
Total from investment operations                                           0.49      0.40     0.38     0.29        0.14
                                                                       --------  --------  -------  -------     -------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.34)    (0.36)   (0.35)   (0.30)      (0.24)
Distributions from net realized gains on investment transactions             --        --       --       --          --
                                                                       --------  --------  -------  -------     -------
Total distributions                                                       (0.34)    (0.36)   (0.35)   (0.30)      (0.24)
                                                                       --------  --------  -------  -------     -------
Net asset value, end of period                                         $  12.68  $  12.53  $ 12.49  $ 12.46     $ 12.47
                                                                       ========  ========  =======  =======     =======
TOTAL RETURN(A)                                                            3.95%     3.24%    3.12%    2.32%       1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $109,040  $141,225  $80,150  $75,510     $62,025
Average net assets (000 omitted)                                       $119,438  $106,703  $77,929  $67,878     $68,266
Ratio of expenses to average net assets                                    0.65%     0.69%    0.73%    0.81%(d)    0.81%
Ratio of net investment income to average net assets                       2.68%     2.81%    2.84%    2.38%(d)    1.88%
Portfolio turnover rate                                                      52%      134%     103%      83%         91%
------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 101.

                                                                             97

FINANCIAL   FIXED-INCOME MUNICIPAL      The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS                  understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .DIVERSIFIED MUNICIPAL      results for a single Portfolio share. The total returns in the
             PORTFOLIO                  table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION DIVERSI-    of all dividends and distributions). The information for each
             FIED MUNICIPAL PORTFOLIO   fiscal-year-end period has been audited by
                                        PricewaterhouseCoopers LLP, whose reports, along with the
                                        Portfolio's financial statements, are included in the
                                        Portfolio's 2009 annual report, which is available upon request.

DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30
                                                                          2009        2008        2007          2006
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.81  $    14.00  $    14.03  $    14.06
                                                                       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.48        0.48        0.46        0.46
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               0.73       (0.19)      (0.03)      (0.03)
                                                                       ----------  ----------  ----------  ----------
Total from investment operations                                             1.21        0.29        0.43        0.43
                                                                       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.48)      (0.48)      (0.46)      (0.46)
Distributions from net realized gains on investment transactions            (0.01)         --          --          --
                                                                       ----------  ----------  ----------  ----------
Total distributions                                                         (0.49)      (0.48)      (0.46)      (0.46)
                                                                       ----------  ----------  ----------  ----------
Net asset value, end of period                                         $    14.53  $    13.81  $    14.00  $    14.03
                                                                       ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                                              8.96%       2.04%       3.14%       3.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $4,942,157  $5,065,599  $4,653,605  $3,693,513
Average net assets (000 omitted)                                       $4,716,436  $5,052,989  $4,174,406  $3,309,135
Ratio of expenses to average net assets                                      0.57%       0.57%       0.58%       0.59%(d)
Ratio of net investment income to average net assets                         3.39%       3.38%       3.32%       3.29%(d)
Portfolio turnover rate                                                        12%         28%         18%         29%
--------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    14.27
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.44
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.21)
                                                                       ----------
Total from investment operations                                             0.23
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.44)
Distributions from net realized gains on investment transactions               --
                                                                       ----------
Total distributions                                                         (0.44)
                                                                       ----------
Net asset value, end of period                                         $    14.06
                                                                       ==========
TOTAL RETURN(A)                                                              1.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $2,976,421
Average net assets (000 omitted)                                       $2,752,982
Ratio of expenses to average net assets                                      0.61%
Ratio of net investment income to average net assets                         3.09%
Portfolio turnover rate                                                        28%
----------------------------------------------------------------------------------

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30
                                                                         2009      2008      2007        2006       2005
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.53  $  12.50  $  12.48  $  12.51     $  12.60
                                                                       --------  --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.32      0.38      0.37      0.34         0.26
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                             0.16      0.04      0.02     (0.03)       (0.09)
                                                                       --------  --------  --------  --------     --------
Total from investment operations                                           0.48      0.42      0.39      0.31         0.17
                                                                       --------  --------  --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.33)    (0.39)    (0.37)    (0.34)       (0.26)
Distributions from net realized gains on investment transactions             --        --        --        --           --
                                                                       --------  --------  --------  --------     --------
Total distributions                                                       (0.33)    (0.39)    (0.37)    (0.34)       (0.26)
                                                                       --------  --------  --------  --------     --------
Net asset value, end of period                                         $  12.68  $  12.53  $  12.50  $  12.48     $  12.51
                                                                       ========  ========  ========  ========     ========
TOTAL RETURN(A)                                                            3.85%     3.35%     3.20%     2.51%        1.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $457,515  $328,867  $251,456  $209,416     $258,300
Average net assets (000 omitted)                                       $368,993  $277,346  $219,160  $228,571     $253,042
Ratio of expenses to average net assets                                    0.62%     0.64%     0.66%     0.70%(d)     0.71%
Ratio of net investment income to average net assets                       2.55%     3.05%     3.00%     2.70%(d)     2.06%
Portfolio turnover rate                                                      54%       94%       60%       50%         100%
---------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME TAXABLE     The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS               understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .U.S. GOVERNMENT SHORT   results for a single Portfolio share. The total returns in the
             DURATION PORTFOLIO      table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION PLUS     of all dividends and distributions). The information for each
             PORTFOLIO               fiscal-year-end period has been audited by
                                     PricewaterhouseCoopers LLP, whose reports, along with the
                                     Portfolio's financial statements, are included in the
                                     Portfolio's 2009 annual report, which is available upon request.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30
                                                                         2009      2008      2007      2006        2005
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.47  $  12.47  $ 12.41  $ 12.45     $ 12.68
                                                                       --------  --------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.24      0.43     0.50     0.41        0.30
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                         0.25      0.01     0.07    (0.02)      (0.19)
                                                                       --------  --------  -------  -------     -------
Total from investment operations                                           0.49      0.44     0.57     0.39        0.11
                                                                       --------  --------  -------  -------     -------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.26)    (0.44)   (0.51)   (0.43)      (0.34)
Distributions from net realized gains on investment transactions           0.00      0.00     0.00     0.00        0.00(c)
                                                                       --------  --------  -------  -------     -------
Total distributions                                                       (0.26)    (0.44)   (0.51)   (0.43)      (0.34)
                                                                       --------  --------  -------  -------     -------
Net asset value, end of period                                         $  12.70  $  12.47  $ 12.47  $ 12.41     $ 12.45
                                                                       ========  ========  =======  =======     =======
TOTAL RETURN(A)                                                            3.96%     3.56%    4.66%    3.19%       0.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $172,741  $116,067  $81,196  $86,733     $86,394
Average net assets (000 omitted)                                       $163,493  $ 94,678  $83,785  $83,170     $91,842
Ratio of expenses to average net assets                                    0.63%     0.73%    0.77%    0.79%(d)    0.78%
Ratio of net investment income to average net assets                       1.90%     3.43%    4.03%    3.33%(d)    2.41%
Portfolio turnover rate                                                     312%      143%     101%     130%        167%
--------------------------------------------------------------------------------------------------------------------------

SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS
--------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30
                                                                         2009       2008       2007        2006       2005
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.45  $  12.24    $  12.31  $  12.39     $  12.67
                                                                       --------  --------    --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.35      0.46        0.55      0.49         0.37
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                         0.22     (0.77)      (0.05)    (0.05)       (0.24)
                                                                       --------  --------    --------  --------     --------
Total from investment operations                                           0.57     (0.31)       0.50      0.44         0.13
                                                                       --------  --------    --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.37)    (0.48)      (0.57)    (0.52)       (0.40)
Distributions from net realized gains on investment transactions           0.00      0.00        0.00      0.00        (0.01)
                                                                       --------  --------    --------  --------     --------
Total distributions                                                       (0.37)    (0.48)      (0.57)    (0.52)       (0.41)
                                                                       --------  --------    --------  --------     --------
Net asset value, end of period                                         $  11.65  $  11.45    $  12.24  $  12.31     $  12.39
                                                                       ========  ========    ========  ========     ========
TOTAL RETURN(A)                                                            5.08%    (2.61)%*     4.15%     3.65%        1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $424,137  $369,337    $339,266  $375,908     $398,787
Average net assets (000 omitted)                                       $367,415  $342,890    $355,957  $383,702     $410,072
Ratio of expenses to average net assets                                    0.63%     0.64%       0.65%     0.66%(d)     0.68%
Ratio of net investment income to average net assets                       3.08%     3.88%       4.52%     4.00%(d)     2.97%
Portfolio turnover rate                                                     176%      116%        127%      157%         220%
-----------------------------------------------------------------------------------------------------------------------------
Please refer to footnotes on page 101.

                                                                             99

FINANCIAL   FIXED-INCOME TAXABLE       The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS                 understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .INTERMEDIATE DURATION     results for a single Portfolio share. The total returns in the
             PORTFOLIO                 table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .INTERMEDIATE DURATION     of all dividends and distributions). With respect to the
             INSTITUTIONAL PORTFOLIO   Intermediate Duration Portfolio, the information for each
                                       fiscal-year-end period has been audited by
                                       PricewaterhouseCoopers LLP, whose reports, along with the
                                       Portfolio's financial statements, are included in the
                                       Portfolio's 2009 annual report, which is available upon
                                       request. With respect to the Intermediate Duration
                                       Institutional Portfolio, the in-formation for the fiscal years ended September 30, 2006, 2007, 2008 and 2009 has been audited by KPMG LLP, whose report, along with the Portfolio's financial state-ments, is included in the Portfolio's 2009 annual report, which is available upon re-quest. The information for the
                                       fiscal years prior to October 1, 2005 has been audited by the previous independent registered public accounting firm for this
                                       Portfolio.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30
                                                                           2009          2008         2007          2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    12.25   $    13.11     $    13.11  $    13.27
                                                                       ----------   ----------     ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.60         0.62           0.62        0.59
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               1.07        (0.80)         (0.01)      (0.15)
Contributions from Adviser
                                                                       ----------   ----------     ----------  ----------
Total from investment operations                                             1.67        (0.18)          0.61        0.44
                                                                       ----------   ----------     ----------  ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.62)       (0.68)         (0.61)      (0.60)
Distributions from net realized gains on investment transactions            (0.12)        0.00           0.00        0.00(c)
                                                                       ----------   ----------     ----------  ----------
Total distributions                                                         (0.74)       (0.68)         (0.61)      (0.60)
                                                                       ----------   ----------     ----------  ----------
Net asset value, end of period                                         $    13.18   $    12.25     $    13.11  $    13.11
                                                                       ==========   ==========     ==========  ==========
TOTAL RETURN(A)                                                             14.41%*      (1.53)%*^       4.78%       3.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $5,007,391   $4,886,527     $5,062,112  $4,138,898
Average net assets (000 omitted)                                       $4,463,855   $5,220,966     $4,592,670  $3,694,176
Ratio of expenses to average net assets                                      0.57%        0.57%          0.58%       0.60%(d)
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets                         4.96%        4.75%          4.73%       4.56%(d)
Portfolio turnover rate                                                        82%          95%           204%        426%
------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.41
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.53
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.09)
Contributions from Adviser
                                                                       ----------
Total from investment operations                                             0.44
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.54)
Distributions from net realized gains on investment transactions            (0.04)
                                                                       ----------
Total distributions                                                         (0.58)
                                                                       ----------
Net asset value, end of period                                         $    13.27
                                                                       ==========
TOTAL RETURN(A)                                                              3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $3,386,745
Average net assets (000 omitted)                                       $3,104,905
Ratio of expenses to average net assets                                      0.60%
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets                         3.97%
Portfolio turnover rate                                                       586%
----------------------------------------------------------------------------------
Please refer to footnotes on page 101.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30
                                                                          2009          2008         2007         2006
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.93  $    14.98     $    15.06  $  15.25
                                                                       ----------  ----------     ----------  --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.70        0.73           0.73      0.70
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                           1.26       (1.00)         (0.04)    (0.18)
Contributions from Adviser                                                   0.00        0.00(c)        0.00      0.00
                                                                       ----------  ----------     ----------  --------
Total from investment operations                                             1.96       (0.27)          0.69      0.52
                                                                       ----------  ----------     ----------  --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.71)      (0.78)         (0.77)    (0.71)
Distributions from net realized gains on investment transactions            (0.08)       0.00           0.00      0.00
                                                                       ----------  ----------     ----------  --------
Total distributions                                                         (0.79)      (0.78)         (0.77)    (0.71)
                                                                       ----------  ----------     ----------  --------
Net asset value, end of period                                         $    15.10  $    13.93     $    14.98  $  15.06
                                                                       ==========  ==========     ==========  ========
TOTAL RETURN(A)                                                             14.80%      (1.96)%*^       4.68%     3.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,026,838  $1,027,646     $1,068,490  $757,802
Average net assets (000 omitted)                                       $  967,750  $1,085,900     $  904,442  $710,128
Ratio of expenses to average net assets                                      0.45%       0.45%          0.45%     0.45%(d)
Ratio of expenses to average net assets before reimbursement                 0.54%       0.54%          0.56%     0.58%(d)
Ratio of net investment income to average net assets                         5.05%       4.93%          4.86%     4.68%(d)
Portfolio turnover rate                                                        75%         99%           219%      511%
---------------------------------------------------------------------------------------------------------------------------

                                                                         2005
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.48
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.64
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                        (0.13)
Contributions from Adviser                                                 0.00
                                                                       --------
Total from investment operations                                           0.51
                                                                       --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.65)
Distributions from net realized gains on investment transactions          (0.09)
                                                                       --------
Total distributions                                                       (0.74)
                                                                       --------
Net asset value, end of period                                         $  15.25
                                                                       ========
TOTAL RETURN(A)                                                            3.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $650,915
Average net assets (000 omitted)                                       $611,401
Ratio of expenses to average net assets                                    0.45%
Ratio of expenses to average net assets before reimbursement               0.57%
Ratio of net investment income to average net assets                       4.16%
Portfolio turnover rate                                                     619%
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively and of the Short
  Duration Plus Portfolio and the Intermediate Duration Institutional Portfolio
  for the year ended September 30, 2008 by 0.05% and 0.05%, respectively.

^ The total return for the Intermediate Duration Portfolio and the Intermediate
  Duration Institutional Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%
  and (.15)%, respectively.

+ Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the
   Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee.
   Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ended September 30, 2009,
   September 30, 2008, September 30, 2007, September 30, 2006 and September 30,
   2005, without taking into account these transaction fees, would have been
   15.85%, (34.93)%, 53.46%, 16.21% and 53.35%, respectively.

(c)Amount is less than $.005.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

                                                                            101

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the
Portfolios, including their operations and investment policies. The Portfolios'
SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this
Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Manager:

BY MAIL:   AllianceBernstein L.P.
           1345 Avenue of the Americas
           New York, NY 10105

BY PHONE:  (212) 486-5800

Or you may view or obtain these documents from the Commission:

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolios are available on the
   EDGAR Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find these documents and more information about the Manager and the Portfolios on the Internet at: www.bernstein.com.

                FUND                                SEC FILE NO.
                ------------------------------------------------
                Sanford C. Bernstein Fund, Inc.      811-05555
                Sanford C. Bernstein Fund II, Inc.   811-21034

PRIVACY NOTICE

(This information is not part of the Prospectus)

At Bernstein, protecting the privacy and confidentiality of our clients'
personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients'
transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2)
maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                                  PRO-0119-0110

                                    [GRAPHIC]

                       SANFORD C. BERNSTEIN FUND II, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                                 (212) 756-4097

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 29, 2010

                                   ----------

    This Statement of Additional Information ("SAI") of the Sanford C. Bernstein
Fund II, Inc. (the "Fund") is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated January 29, 2010, which may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number. Certain financial statements from the Fund's annual report dated September 30, 2009 are incorporated by reference into this SAI. Copies of the Fund's Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number. The
Fund has one portfolio, the Intermediate Duration Institutional Portfolio (the
"Portfolio") (Exchange Ticker Symbol: SIIDX). Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS..    65

                                  FUND HISTORY

     The Fund was incorporated under the laws of the state of Maryland on
February 7, 2002 and is a diversified, open-end management investment company.

     The term "net assets" as used in this SAI means net assets plus any borrowings.

             INVESTMENT STRATEGIES AND RELATED RISKS

     For a summary description of the objective, principal investment strategies and policies of the Portfolio, see the sections of the Fund's Prospectus entitled "Investment Objective," "Principal Strategies," "Principal Risks," "Bar
Chart and Performance Information" and "Fees and Expenses of the Portfolio," as
well as the section entitled "Additional Information About Principal Investment
Strategies and Risks." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

     AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, the Portfolio may invest in any of the securities described in the
Prospectus and this SAI. In addition, the Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

     Except for those policies and objectives of the Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of the Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that the Portfolio will achieve its investment objective.

     In addition to these policies, the Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the
Portfolio's securities by Standard & Poor's Corporation ("Standard & Poor's" or
"S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc.
("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by
Moody's; A-1 by Standard & Poor's, or P-1 by Moody's (or, if unrated, determined by the Manager to be of comparable quality). The Portfolio may invest in securities rated CCC by Standard & Poor's and Fitch, or Caa by Moody's. In the
event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below
MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds.
Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade.
Securities that are rated BB, B or CCC by Standard & Poor's

                                        3

and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

     In addition to these policies, the Portfolio has policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of the Portfolio depends on the
Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of the Portfolio depends upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase.
Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of the Portfolio's shares fluctuates with the value of its investments.

     The Portfolio may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally.
Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

     Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
"overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

                                        4

     In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label
MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

     The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans.
Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

     If the Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

     Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

     The Portfolio may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

     The Portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability

                                        5

to issue new ABCP. Therefore, there could be losses to the Portfolio if invested in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

     Some ABCP programs provide for an extension of the maturity date of the
ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. In purchasing these subordinated notes, the Portfolio will therefore have a higher likelihood of loss than investors in the senior notes.

     The Portfolio may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.
Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

     The Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the
Portfolio, or if the maturity of a security is extended after purchase by the
Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

                             INVESTMENT RESTRICTIONS

     The Portfolio is subject to fundamental investment restrictions. The fundamental restrictions applicable to the Portfolio may not be changed without the approval of the holders of at least a majority of the outstanding securities of the Portfolio. A "majority of the outstanding securities" of the Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented

                                        6

by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE PORTFOLIO

     The Portfolio will not, except as otherwise provided herein:

     1.   Issue senior securities, except to the extent that forward commitments, repurchase agreements, reverse repurchase agreements and similar investment strategies described in the Prospectus and this SAI may be considered senior securities;

     2.   Borrow money, except that (i) the Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, and (ii) the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

     3.   Make loans to others except for (i) the purchase of debt securities;
          (ii) entering into repurchase agreements; (iii) the lending of its portfolio securities in amount not to exceed 30% of total assets; and
          (iv) as otherwise permitted by exemptive order of the Securities and
          Exchange Commission ("SEC");

     4.   Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and this SAI, and without registering as a commodity pool operator under the Commodity Exchange Act. The
          Portfolio may engage in transactions in put and call options on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps, and other derivatives instruments and may purchase hybrid instruments;

     5.   Purchase or sell real estate or interests in real estate, although the
          Portfolio may purchase or sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6.   Act as an underwriter, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     7.   Purchase any security if, as a result, more than 25% of the
          Portfolio's total assets would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

                                        7

     8.   Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets would be invested in such securities, or except to the extent permitted by applicable law; or

     9.   Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S.
          Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. The Portfolio does not or currently does not intend to:

     1.   Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute securities on margin;

     2.   Make short sales of securities or maintain a short position; or

     3.   Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than
          15% of the Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the
          Securities Act of 1933, as amended ("1933 Act") that have a readily available market, and commercial paper exempted from registration under the 1933 Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in
          Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

     For purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                   INVESTMENTS

     Subject to the Portfolio's investment policies, the Portfolio will primarily be invested in debt securities, including, but not limited to: (i)
obligations issued or guaranteed as to principal and interest by the U.S.
Government or the agencies or instrumentalities thereof; (ii) obligations of
Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations
(including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities (as defined below) or other securities issued by

                                        8

state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements; (xiii)
preferred stock; (xiv) foreign securities; and (xv) investments in other investment companies. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolio. Some information regarding some of these types of investments is provided below.

MORTGAGE-RELATED SECURITIES

     Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United
States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

     One type of mortgage-related security is a Government National Mortgage
Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and
interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Portfolio might invest is a Federal Home
Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a
FNMA security, it is not backed by the full faith and credit of the U.S.
Government.

     On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance
Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the
U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

     The Portfolio may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolio will take such insurance into account in determining whether to invest in such pools.

     The Portfolio may invest in Real Estate Mortgage Investment Conduits
("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

                                        9

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and
CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolio may invest in debt obligations that are REMICs or CMOs, provided that the entity issuing the REMIC or CMO is not a registered investment company.

     Payments to the Portfolio from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolio generally receives prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolio normally does not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it invests such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolio is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES

     The Portfolio may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards.
Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool.
CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolio.

                                       10

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest.
Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax ("Municipal Securities"). The
Portfolio may also invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax.

     Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's
Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

                                       11

     Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the
Portfolio's investment objective depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal
Securities historically have not been subject to registration with the SEC although from time to time there have been proposals which would require registration in the future.

     After purchase by the Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the
Portfolio. Neither event requires sale of such security by the Portfolio, but the Manager will consider such event in its determination of whether the
Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus.

     Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by
Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolio would be affected and, to the extent that the Portfolio invests in Municipal Securities, the value of the Portfolio would be affected.

PRIVATE PLACEMENTS

     The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the 1933 Act so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule
144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

                                       12

     Where registration of restricted securities is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

     Rule 144A facilitates resales of restricted securities in the U.S. by
"qualified institutional buyers." Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio's securities could be adversely affected.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Portfolio may invest in fixed and floating rate loans ("Loans")
arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The
Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the
Participation. In the event of the insolvency of the Lender selling a
Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.
Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by
Moody's or BBB- or higher by S&P or Fitch) or higher.

     When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may

                                       13

acquire an interest in a Loan is through a Participation and not an Assignment.
The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party.
Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the
Portfolio to assign a value to these securities for purposes of valuing the
Portfolio's portfolio and calculating its asset value.

FOREIGN (NON-U.S.) SECURITIES

     While the Portfolio generally invests in domestic securities, the Portfolio may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the
Portfolio. The Portfolio may invest up to 25% of its total assets in non-U.S.
Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. The Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include:

     OTHER RISKS

     Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities;
less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and
possible political instability in some countries, which could affect U.S.
investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange;
payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKETS

     Investing in securities of companies in emerging market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

     INVESTMENT RESTRICTIONS

     Some emerging market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign

                                       14

persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging market countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in these emerging market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

     POSSIBILITY OF THEFT OR LOSS OF ASSETS

     Security settlement and clearance procedures in some emerging market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging market countries.

     SETTLEMENT AND BROKERAGE PRACTICES

     Brokerage commissions, custodial services, and other costs relating to investment in emerging market countries are generally more expensive than in the
United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the
Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     LESS SOPHISTICATED REGULATORY AND LEGAL FRAMEWORK

     In emerging market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

     The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form

                                       15

significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

     LESS ACCURATE INFORMATION ON COMPANIES AND MARKETS

     Most of the foreign securities held by the Portfolio will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S.
reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the
Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     BELOW INVESTMENT-GRADE BONDS

     Much emerging market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB,
A-2 or SP-2 by S&P BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix).
Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

     While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

     The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value ("NAV") of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

                                       16

     SOCIAL, POLITICAL AND ECONOMIC INSTABILITY

     Investments in emerging market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii)
internal insurgencies; (iv) hostile relations with neighboring countries; (v)
ethnic, religious and racial disaffection; and (vi) changes in trading status.

     Certain emerging market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

     The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

WARRANTS

     The Portfolio may invest in warrants. Warrants are securities that give the
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS

     The Portfolio may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

                                       17

     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolio expects to invest no more than 5% of its net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions.
The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolio limits its purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolio limits its purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by
Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolio are not insured.

CONVERTIBLE SECURITIES

     The Portfolio may purchase convertible corporate bonds and preferred stock.
These securities may be converted at a stated price (the "conversion price")
into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

     The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES

     It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolio, subject to Board guidelines.

                                       18

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Portfolio may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S.
Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

     The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract
("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolio purchases and sells futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by the Portfolio will be traded on exchanges or over-the-counter.
The Portfolio may purchase or sell options on futures contracts for hedging or other purposes.

     The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

     If the Manager wishes to shorten the effective duration of the Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of the Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolio's use of futures contracts will not result in leverage.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment.
In connection with its purchase of index futures the Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the
Manager were to forecast incorrectly, the Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. The Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     The Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

                                       19

     FUTURES CONTRACTS

     U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission
("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures
Association, which regulate trading in the futures market. Accordingly the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolio.

     At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of
"variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying
(or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     INTEREST RATE FUTURES

     The purpose of the acquisition or sale of a futures contract, in the case of the Portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the
Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the
Portfolio would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. The
Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid

                                       20

than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the
Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.
Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the
Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS

     The Portfolio may write (i.e., sell) only covered put and call options on futures contracts. The Portfolio is considered "covered" with respect to a call option it writes on a futures contract

                                       21

if the Portfolio (i) owns a long position in the underlying futures contract;
(ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv)
owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. The Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the
Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

     The Portfolio may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the
Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Portfolio has written is exercised, the

                                       22

Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively. In addition, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S.
federal income tax purposes.

OPTIONS

     The Portfolio may purchase put and call options on securities. The
Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.
Options may also be purchased to alter the effective duration of the Portfolio.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

                                       23

     The Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolio. When the Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction
(less any transaction costs).

     A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)
upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the
Fund's custodian. A put option written by the Portfolio is "covered" if the
Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     OPTIONS ON SECURITIES INDEXES

     The Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the
Portfolio's investments generally cannot match the composition of an index.

     OPTIONS ON CURRENCY

     In addition, since the Portfolio is permitted to invest in foreign securities, it may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio will be traded on U.S. and foreign exchanges or over-the-counter.

                                       24

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY

     An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series.
Although the Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist.
In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

     COVERED STRADDLES

     The Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL

     The Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment
Information, Special Investment Techniques and Related Risks -- Illiquid
Securities" in the Prospectus.

     In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the

                                       25

Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value.
The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     CLOSING TRANSACTIONS

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation.
However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the

                                       26

option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at
all times be adequate to handle current trading volume, or (vi) one or more
National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National
Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the
Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS

     The Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

     Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale)
value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured

                                       27

instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)

     The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

     The Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the
Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the
Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolio would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

                                       28

     Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the
Portfolio is contractually obligated to make. To the extent the Portfolio sells
(i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the
Portfolio's obligations with respect to any caps or floors.

CURRENCY SWAPS

     The Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. Currency swaps involve the individually negotiated exchange by the
Portfolio with another party of a series of payments in specified currencies.
Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian.
The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

REVERSE REPURCHASE AGREEMENTS

     The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolio's borrowing policy and is subject to the limit of
Section 18(f)(1) of the Investment Company Act of 1940, as amended ("1940 Act").

FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio will generally not enter into a forward contract with a term greater than one year.
These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                                       29

     The Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when the Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S.
Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the
Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

     At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the
Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss

                                       30

due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies.
The Portfolio assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the contractual agreements entered into in connection with a forward contract.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     The Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the
Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction.
The use of when-issued transactions and forward commitments enables the
Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the
Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security held by the
Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which

                                       31

the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The Portfolio may invest in other investment companies as permitted by the
1940 Act or the rules and regulations thereunder. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940
Act.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES

     Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion
Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities

                                       32

within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

     Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

     The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

     Non-rated fixed-income securities will also be considered for investment by the Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES

     The Portfolio may lend Portfolio securities. The Portfolio may lend up to 30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be

                                       33

subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

INDUSTRY CLASSIFICATION

     In determining industry classifications, the Fund uses the current
Directory of Companies Filing Annual Reports with the SEC (the "Directory").
Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

                                       34

                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                                    PORTFOLIOS IN FUND
NAME, ADDRESS,* AGE AND (YEAR FIRST                                                  COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
ELECTED**)                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------   -------------------------------------------   ------------------   --------------------
DISINTERESTED DIRECTORS
Chairman of the Board                 Investment Adviser and an Independent                 90           None
William H. Foulk, Jr., +, #           Consultant. Previously, he was Senior
77                                    Manager of Barrett Associates, Inc., a
(2002)                                registered investment adviser, with which
                                      he had been associated since prior to
                                      2005. He was formerly Deputy Comptroller
                                      and Chief Investment Officer of the State
                                      of New York and, prior thereto, Chief
                                      Investment Officer of the New York Bank
                                      for Savings.

John H. Dobkin, #                     Consultant. Formerly, President of Save               88           None
67                                    Venice, Inc. (preservation organization)
(2002)                                from 2001-2002, Senior Advisor from June
                                      1999 - June 2000 and President of
                                      Historic Hudson Valley (historic
                                      preservation) from December 1989 - May
                                      1999. Previously, Director of the
                                      National Academy of Design.

Michael J. Downey, #                  Private Investor since prior to 2005.                 88           Asia Pacific Fund,
66                                    Formerly, managing partner of Lexington                            Inc. and The Merger
(2005)                                Capital, LLC (investment advisory firm)                            Fund
                                      from December 1997 until December

                                       35

                                                                                    PORTFOLIOS IN FUND
NAME, ADDRESS,* AGE AND (YEAR FIRST                                                  COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
ELECTED**)                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------   -------------------------------------------   ------------------   --------------------
                                      2003. From 1987 until 1993, Chairman and
                                      CEO of Prudential Mutual Fund
                                      Management.

D. James Guzy, #                      Chairman of the Board of PLX Technology               88           Cirrus Logic
73                                    (semi-conductors) and of SRC Computers                             Corporation
(2005)                                Inc., with which he has been associated                            (semi-conductors)
                                      since prior to 2005. He was formerly a
                                      Director of Intel Corporation
                                      (semi-conductors) until May 2008.

Nancy P. Jacklin, #                   Professorial Lecturer at the Johns                    88           None
61                                    Hopkins School of Advanced International
(2006)                                Studies in the 2009-2010 academic year.
                                      Formerly, U.S. Executive Director
                                      of the International Monetary Fund
                                      (December 2002-May 2006); Partner,
                                      Clifford Chance (law firm)
                                      (1992-2002); Sector Counsel,
                                      International Banking and Finance,
                                      and Associate General Counsel,
                                      Citicorp (1985-1992); Assistant
                                      General Counsel (International),
                                      Federal Reserve Board of Governors
                                      (1982-1985); and Attorney Advisor,
                                      U.S. Department of the Treasury
                                      (1973-1982). Member of the Bar of
                                      the District of Columbia and of New
                                      York; and member of the Council on
                                      Foreign Relations.

                                       36

                                                                                    PORTFOLIOS IN FUND
NAME, ADDRESS,* AGE AND (YEAR FIRST                                                  COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
ELECTED**)                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------   -------------------------------------------   ------------------   --------------------
Garry L. Moody, #                     Formerly, Partner, Deloitte & Touche LLP,             87           None
57                                    Vice Chairman, and U.S. and Global Managing
(2008)                                Partner, Investment Management Services
                                      Group 1995 - 2008.

Marshall C. Turner, Jr., #            Interim CEO of MEMC Electronic Materials,             88           Xilinx, Inc.
68                                    Inc. (semi-conductor and solar cell                                (programmable logic
(2005)                                substrates) from November 2008 until                               semi-conductors) and
                                      March 2, 2009. He was Chairman and CEO of                          MEMC Electronic
                                      Dupont Photomasks, Inc. (components of                             Materials, Inc.
                                      semi-conductor manufacturing), 2003-2005,
                                      and President and CEO, 2005-2006, after
                                      the company was renamed Toppan
                                      Photomasks, Inc.

Earl D. Weiner, #                     Of Counsel, and Partner prior to January              88           None
70                                    2007, of the law firm Sullivan & Cromwell
(2007)                                LLP; member of ABA Federal Regulation of
                                      Securities Committee Task Force on Fund
                                      Director's Guidebook.

*    The address for each of the Fund's Disinterested Directors is c/o
     AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
     Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

+    Member of the Fair Value Pricing Committee.

#    Member of the Audit Committee, the Independent Directors Committee and the
     Governance and Nominating Committee.

     The business and affairs of the Fund are managed by the Fund's Board of
Directors. The Board of Directors has four standing committees of the Board - an
Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Governance and Nominating Committee, the Fair Value Pricing
Committee, and the Independent Directors Committee are identified above.

                                       37

     The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the
Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and
Nominating Committee met four times during the Fund's most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating
Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and
Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section
20 of the 1940 Act and the rules and regulations promulgated thereunder; (E)
whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an
"interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv)
the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any

                                       38

nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of the receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and
Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met six times during the Fund's most recently completed fiscal year.

     The following table sets forth the dollar range of equity securities in the Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of December 31, 2009.

                                       39

                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED
                                                               INVESTMENT COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY SECURITIES   DIRECTOR IN THE ALLIANCEBERNSTEIN
                                     IN THE FUND                         FUND COMPLEX
                          ---------------------------------   ---------------------------------
    John H. Dobkin                       None                           Over $100,000
   Michael J. Downey                     None                           Over $100,000
 William H. Foulk, Jr.                   None                           Over $100,000
     D. James Guzy                       None                           Over $100,000
   Nancy P. Jacklin                      None                           Over $100,000
    Garry L. Moody                       None                           Over $100,000
Marshall C. Turner, Jr.                  None                           Over $100,000
    Earl D. Weiner                       None                           Over $100,000

     As of December 31, 2009, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the
Manager or the Fund's distributor.

OFFICER INFORMATION

     Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                  POSITION(S) HELD                    PRINCIPAL OCCUPATION
AND AGE                             WITH FUND                        DURING LAST 5 YEARS
----------------------   ------------------------------   ----------------------------------------
Robert M. Keith, 49      President and Chief Executive    Executive Vice President of the
                         Officer                          Manager** since July 2008; Director of
                                                          AllianceBernstein Investments, Inc.
                                                          ("ABI")** and head of ABI since July
                                                          2008. Prior to joining ABI in 2006, he
                                                          was Executive Managing Director of
                                                          Bernstein Global Wealth Management, and
                                                          prior thereto, Senior Managing Director
                                                          and Global Head of Client Service and
                                                          Sales of the Manager's institutional
                                                          investment management business since
                                                          2004. Prior thereto, he was a Managing
                                                          Director and Head of North American
                                                          Client Service and Sales in the
                                                          Manager's institutional investment
                                                          management business, with which he had
                                                          been associated since prior to 2005.

Philip L. Kirstein, 64   Senior Vice President and        Senior Vice President and Independent
                         Independent Compliance Officer   Compliance Officer of the
                                                          AllianceBernstein Funds, with which he
                                                          has been associated since October 2004.
                                                          Prior thereto, he was Of Counsel to
                                                          Kirkpatrick & Lockhart, LLP (law firm)
                                                          from October 2003 to October 2004, and
                                                          General Counsel of Merrill Lynch
                                                          Investment Managers, L.P. since prior to
                                                          2005.

                                       40

Paul J. DeNoon, 47       Vice President                   Senior Vice President of the Manager,**
                                                          with which he has been associated since
                                                          prior to 2005.

Shawn E. Keegan, 38      Vice President                   Vice President of the Manager,** with
                                                          which he has been associated since prior
                                                          to 2005.

Alison M. Martier, 53    Vice President                   Senior Vice President of the Manager,**
                                                          with which she has been associated since
                                                          prior to 2005.

Douglas J. Peebles, 44   Vice President                   Executive Vice President of the
                                                          Manager,** with which he has been
                                                          associated since prior to 2005.

Greg J. Wilensky, 42     Vice President                   Senior Vice President of the Manager,**
                                                          with which he has been associated since
                                                          prior to 2005.

Emilie D. Wrapp, 54      Secretary                        Senior Vice President, Assistant General
                                                          Counsel and Assistant Secretary of
                                                          ABI,** with which she has been
                                                          associated since prior to 2005.

Joseph J. Mantineo, 50   Treasurer and Chief Financial    Senior Vice President of
                         Officer                          AllianceBernstein Investor Services,
                                                          Inc. ("ABIS"),** with which he has been
                                                          associated since prior to 2005.

Stephen Woetzel,38       Controller                       Vice President of ABIS,** with which he
                                                          has been associated since prior to 2005.

----------
*    The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
     Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   The Manager, ABI and ABIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2009 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the
Fund nor any other fund in the AllianceBernstein Fund Complex provides

                                       41

compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                                                                Total Number of
                                                            Total Number of       Investment
                                                              Investment       Portfolios within
                                                           Companies in the           the
                                             Total         AllianceBernstein   AllianceBernstein
                                       Compensation from     Fund Complex,       Fund Complex
                                              the            Including the       Including the
                         Aggregate     AllianceBernstein   Fund, as to which   Fund, as to which
                        Compensation     Fund Complex,     the Director is a   the Director is a
                          from the       Including the        Director or         Director or
Name of Director            Fund              Fund              Trustee             Trustee
---------------------   ------------   -----------------   -----------------   -----------------
John H. Dobkin             $ 5,396          $245,470               32                88
Michael J. Downey          $ 5,396          $243,300               32                88
William H. Foulk, Jr.      $10,272          $486,700               34                90
D. James Guzy              $ 5,396          $243,300               32                88
Nancy P. Jacklin           $ 5,396          $244,500               32                88
Garry L. Moody             $ 6,191          $269,230               31                87
Marshall C. Turner         $ 5,396          $243,300               32                88
Earl D. Weiner             $ 5,815          $261,300               32                88

     As of January 4, 2010, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

     In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

                             MANAGEMENT OF THE FUND

     Manager. AllianceBernstein, a Delaware limited partnership, with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has entered into a advisory with the Fund (the "Advisory Agreement"), on behalf of the
Portfolio, pursuant to which AllianceBernstein acts as investment manager for the Portfolio.

     The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2009, totaling approximately
$498 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the

                                       42

Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     As of September 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding
Units") in AllianceBernstein Holding L.P., a Delaware limited partnership
("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB."

     As of September 30, 2009, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries    63.5%
Holding                     34.5
Unaffiliated holders         2.0
                           -----
                           100.0%
                           =====

     AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 64.1% economic interest in the Manager as of
September 30, 2009.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management.
AXA operates primarily in Western Europe, North America and the Asia/Pacific
region and, to a lesser extent, in other regions including the Middle East,
Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc.
("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

     Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of the Portfolio, AllianceBernstein manages the investment of the Portfolio's assets. AllianceBernstein makes investment decisions for the Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Advisory
Agreement; AllianceBernstein is free to render similar services to others.

     The Manager is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Portfolio shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

                                       43

     The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Portfolio by the Manager, the Fund may utilize personnel employed by the Manager or affiliates of the Manager. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Board of Directors. The Fund may employ its own personnel or contract for services to be performed by third parties.

     The Portfolio pays the Manager for the services performed on behalf of the
Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee payable by the Portfolio is at an annual rate of 0.50% of the
Portfolio's average daily net assets up to and including $1 billion and an annual rate of 0.45% of the Portfolio's average daily net assets in excess of $1 billion. For the fiscal year ended September 30, 2007, the investment management fees paid by the Portfolio to AllianceBernstein were $4,522,212, and the
Portfolio received reimbursements of $949,702. For the fiscal year ended
September 30, 2008, the investment management fees paid by the Portfolio to
AllianceBernstein were $5,386,552, and the Portfolio received reimbursements of
$1,025,052. For the fiscal year ended September 30, 2009, the investment management fees paid by the Portfolio to AllianceBernstein were $4,838,750, and the Portfolio received reimbursements of $911,725. The Manager has contractually agreed for the current fiscal year to waive its fee and/or bear certain expenses so that total operational expenses do not exceed on an annual basis .45%. This contractual agreement automatically extends each year unless terminated by either the Manager or the Fund at the end of the Fund's fiscal year upon 60 days' prior written notice.

     The Advisory Agreement provides that the Manager shall not be liable to the
Fund or the Portfolio for any error of judgment by the Manager or for any event whatsoever, except for lack of good faith, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Advisory Agreement.

     The Advisory Agreement provides that if at any time the Manager shall cease to act as investment manager to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to AllianceBernstein or Sanford C. Bernstein.

     The Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio) on not less than 60 days' written notice to the Manager. The
Advisory Agreement continues in effect with respect to the Portfolio so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the
Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on November 3-5, 2009.

     The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series,
Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc.,
AllianceBernstein Corporate Shares, AllianceBernstein

                                       44

Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves,
AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth &
Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein
Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund,
Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein
Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc.,
AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds,
Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large
Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc.,
AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap
Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income
Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C.
Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein
Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc.,
AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income
Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York
Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

     Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the
Americas, New York, New York 10105, acts as distributor (the "Distributor") of the Portfolio's shares pursuant to Distribution Agreements.

     Additional Information Regarding Accounts Managed by Portfolio Managers

     As of September 30, 2009, AllianceBernstein employees had approximately
$742,867,656.88 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.
     The management of and investment decisions for the Portfolio's portfolio are made by the US Investment Grade: Core Fixed Income Investment Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are: Paul J. DeNoon, Shawn E.
Keegan, Alison M. Martier, Douglas J. Peebles and Greg J. Wilensky. For
additional information about the portfolio management of the Portfolio, see
"Management of the Portfolios" in the Fund's Prospectus.
     THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE FUND'S SECURITIES
AS OF SEPTEMBER 30, 2009.

     The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.

/1/  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                                       45

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                                              Total Assets of
                      Total Number of       Total Assets of       Number of Registered     Registered Investment
                         Registered           Registered          Investment Companies    Companies Managed with
                         Investment       Investment Companies        Managed with        Performance-based Fees
Portfolio Manager    Companies Managed   Managed (in millions)   Performance-based Fees        (in millions)
------------------   -----------------   ---------------------   ----------------------   ----------------------
Paul J. DeNoon               17                 $ 8,484                     1                       $12
Shawn E. Keegan               5                 $ 9,028                   None                     None
Alison M. Martier             5                 $ 9,028                   None                     None
Douglas J. Peebles           36                 $19,757                     1                       $12
Greg J. Wilensky              8                 $ 9,188                     1                       $12

                        OTHER POOLED INVESTMENT VEHICLES

                                                                                          Total Assets of Pooled
                      Total Number of       Total Assets of         Number of Pooled        Investment Vehicles
                           Pooled          Pooled Investment       Investment Vehicles         Managed with
                         Investment       Vehicles Managed (in        Managed with        Performance-based Fees
Portfolio Manager     Vehicles Managed         millions)         Performance-based Fees       (in millions)
------------------   -----------------   ---------------------   ----------------------   ----------------------
Paul J. DeNoon              35                  $18,286                     4                      $169
Shawn E. Keegan              7                  $   655                    None                    None
Alison M. Martier            7                  $   655                    None                    None
Douglas J. Peebles          88                  $29,816                     4                      $169
Greg J. Wilensky            13                  $ 1,684                     4                      $169

                                       46

                                 OTHER ACCOUNTS

                                                                                           Total Assets of Other
                      Total Number of       Total Assets of          Number of Other           Accounts with
                       Other Accounts        Other Accounts       Accounts Managed with   Performance-based Fees
Portfolio Manager         Managed        Managed (in millions)   Performance-based Fees        (in millions)
------------------   -----------------   ---------------------   ----------------------   ----------------------
Paul J. DeNoon               80                $21,030                      5                     $2,611
Shawn E. Keegan              97                $ 6,836                      2                     $  632
Alison M. Martier            96                $ 6,814                      2                     $  632
Douglas J. Peebles          327                $91,258                      8                     $3,376
Greg J. Wilensky            100                $ 6,993                      2                     $  632

Investment Professional Conflict of Interest Disclosure

     As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. AllianceBernstein has adopted a Code of Business
Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients.
Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of

                                       47

Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's
Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by
AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. AllianceBernstein has
compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.
In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at
AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing

                                       48

investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

     To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts;
the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

     The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the
Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those

                                       49

used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment.
Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In
2009, the Manager expects that all deferred awards will be in the form of the
Manager's publicly traded equity securities. /2/

     (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the
Manager.

     (v) Compensation under the Manager's Special Option Program: Under this
Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option
Program is made at the sole discretion of the Manager.

                                 NET ASSET VALUE

     The NAV is computed at the next close of regular trading on the Exchange
(ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the
Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing
Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the
Board's continuing oversight, certain of its duties with respect to the Pricing
Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc.
     ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no

/2/  Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the
     Manager's Master Limited Partnership Units.

                                       50

     bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the
     NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ)
     are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

                                       51

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

          (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

     The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's
Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m.,
Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to AllianceBernstein.
AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

     The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection

                                       52

of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into
U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general oversight of the Board of Directors of the Fund, the
Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolio. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction
(generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the
Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     Neither the Portfolio nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the
Manager to any material extent.

     The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

                                       53

     The extent to which commissions that will be charged by broker-dealers selected by the Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolio; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolio.

     The Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The
Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

     Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager.
It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same
Manager, particularly when a security is suitable for the imvestment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

     Allocations are made by the officers of the Fund or of the Manager.
Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

     The Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the
Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                                       54

     For the fiscal years ended September 30, 2007, September 30, 2008 and
September 30, 2009, aggregate brokerage commissions paid by the Portfolio were
$0, and brokerage commissions paid to an affiliated broker were $0.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund believes that the ideas of AllianceBernstein's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     AllianceBernstein has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio.
Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the
Portfolio's portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website
(www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolios' assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the
Portfolio's top ten holdings (including name and the percentage of the
Portfolio's assets invested in each holding), and a percentage breakdown of the
Portfolio's investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed,
e-mailed or otherwise transmitted to any person.

     AllianceBernstein may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to AllianceBernstein's employees and affiliates that provide services to the Fund. In addition, AllianceBernstein may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolio's by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of

                                       55

securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. AllianceBernstein does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance
Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may AllianceBernstein or its affiliates receive any consideration or compensation for disclosing the information.

     AllianceBernstein has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee)
may approve the disclosure, and then only if he or she and a designated senior officer in AllianceBernstein's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. AllianceBernstein's Chief
Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and their shareholders and the interests of AllianceBernstein or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by
AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients.
AllianceBernstein reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with AllianceBernstein's policy and any applicable confidentiality agreement. AllianceBernstein's Chief
Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of
Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, AllianceBernstein will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Fund's regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc.
for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

                                       56

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The
Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

     The Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

     In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

     The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally

     While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the
Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the
Portfolio may be forced to liquidate investments as a result of short-

                                       57

term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Portfolio's performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at the close of regular trading on the Exchange (normally
4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates it own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other
Portfolio shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading

     Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund,
AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     .    Transaction Surveillance Procedures. The Fund, through its agent,
          Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolio. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
          Generally, more than two exchanges of Portfolio shares during any
          90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple

                                       58

          accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     .    Account Blocking Procedures. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or
          Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

     .    Applications of Surveillance Procedures and Restrictions to Omnibus
          Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares.
          For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant
          participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

     .    Risks to Shareholder Resulting from Imposition of Account Blocks in
          Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be

                                       59

          "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

     Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices.
In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which fund shares.

                   CODE OF ETHICS AND PROXY VOTING PROCEDURES

     The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Manager's proxy voting policies and procedures.
The Manager's proxy policies and procedures are attached as Appendix B.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1)
without charge, upon request, by calling (800) 227-4618; or on or through the
Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                                      TAXES

     The Fund intends the Portfolio to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Currently, in order to qualify as a regulated investment company, the Portfolio must generally, among other things, (i) derive at least
90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than

                                       60

5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the
Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii)
90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which the Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which the Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

     If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the
Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and
(ii) for the dividends received deduction in the case of corporate shareholders.
Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

     In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

                                       61

     The Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies
(such as the Portfolio) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ended on October 31. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax would be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods will be offset against capital gains.

     Gains or losses on sales of securities by the Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

     Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

     Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-
term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits
("regular dividends") are generally subject to tax as ordinary income.

     Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (0% for individuals, trusts and estates in lower tax brackets)
provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. However, such

                                       62

rates generally will not apply to dividends received from the Portfolio. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

     We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
Dividends paid by the Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the
Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon.

                                       63

Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the
Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

     Gain or loss realized by the Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

     The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolio may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward options and futures contracts (as discussed below), generally is treated as long-term capital gain or loss taxable at lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by the Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

     Certain Section 1256 contracts and certain other transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolio are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolio.

     The Portfolio may make one or more of the elections available under the
Code which are applicable to straddles. If the Portfolio makes any of such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected

                                       64

straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by the Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

     The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

     As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

     Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, the Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss.
Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses.
Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares. Ordinary losses in excess of other investment company taxable income may not be carried forward to offset investment company taxable income in future years.

                                       65

     Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

     If more than 50% of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the
Portfolio may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Portfolio will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     If the Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to
U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

     If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90%
and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

     Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal
Revenue Service (the "IRS"). By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

     The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                                       66

     Certain types of income received by the Portfolio from real estate investment trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3)
not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within
90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Under Treasury Regulations, the Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the
IRS. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

     Shareholders will receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

                                       67

     Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     If a shareholder recognizes a loss with respect to the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from the Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S.
shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

     In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For foreign shareholders of the Portfolio, a distribution attributable to the Portfolio's sale or exchange of U.S. real property or an interest in a  U.S. real property holding corporation will be subject to 35%
withholding and taxed to the shareholder as income effectively connected to a
U.S. trade or business if the distribution is attributable to distributions from a REIT to Portfolio. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio's assets are invested in
REITs and other U.S. real property holding corporations.

     Disposition of Portfolio shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio's assets are invested in
REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

     The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

     Shares of the Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

                                       68

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolio. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolio upon their individual tax situations.

                                       69

  CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                          FIRM AND FINANCIAL STATEMENTS

     State Street Bank and Trust Company ("State Street"), One Lincoln Street,
Boston, Massachusetts 02111, is the custodian (the "Custodian") and accounting agent for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

     The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019-6099, acts as counsel to the Fund.

     KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolio. Shareholders will be sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Portfolio's September 30, 2009 audited financial statements included in its 2009 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New
York 10105, (212) 756-4097.

                              DESCRIPTION OF SHARES

     The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the
Fund, if the NAV of a shareholder's account is less than $1,000.

     Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of the Portfolio or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the affirmative vote of a majority of the votes cast. The shareholders of the Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio will not be deemed to have been effectively acted upon unless approved by the affirmative vote of a majority of the votes cast. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

                                       70

     To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of the Fund's shares as of January 4, 2010:

                               NO. OF SHARES    % OF
NAME AND ADDRESS                  OF CLASS     CLASS
----------------------------   -------------   -----
Halifax Staffing, Inc.         3,833,231.527   5.15%
Attn: Mr. Harry Reese, Jr.
303 N. Clyde Morris Blvd.
P.O. Box 2830
Daytona Beach, FL 32120-2830

                                       71

                                   APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

     The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by Standard
& Poor's, Fitch and Moody's, respectively.

Standard & Poor's/3/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

/3/  Reprinted from Standard & Poor's Bond Guide

                                       A-1

Fitch/4/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D BONDS represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

/4/  As provided by Fitch Ratings, Inc.

                                       A-2

Moody's/5/

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security

/5/  Reprinted from Moody's Bond Record and Short Term Market Record

                                       A-3

ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/6/

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory.
However, the relative degree of safety is not as high as for issues designated
"A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/7/

     Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

/6/  Reprinted from Standard & Poor's Bond Guide

/7/  As provided by Fitch Ratings, Inc.

                                       A-4

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/8/

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.

     .    High rates of return on funds employed.

     .    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     .    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     .    Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

/8/  Reprinted from Moody's Bond Record and Short Term Market Record

                                       A-5

DESCRIPTION OF MUNICIPAL NOTE RATINGS

     The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/9/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/10/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

/9/  Reprinted from Standard & Poor's Bond Guide

/10/ As provided by Fitch Ratings, Inc.

                                       A-6

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

                                       A-7

                                   APPENDIX B

                            [LOGO] ALLIANCEBERNSTEIN

                                   Firm Policy

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING

1.   INTRODUCTION

     As a registered investment adviser, AllianceBernstein L.P.
     ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment
     Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.
     This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S.
     securities.

2.   PROXY POLICIES

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company.
          We support the appointment of a majority of independent directors on key committees and generally support

                                       B-1

          separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
          Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent

                                       B-2

          conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals.
          However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
          Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
          However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

                                       B-3

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.
          We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset
          Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy
          (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company.

                                       B-4

          In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange
          Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   PROXY VOTING PROCEDURES

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for
          AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and

                                       B-5

          others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below).
          Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
          AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind.
          Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees'
          material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

                                       B-6

     3.3. Proxies of Certain Non-U.S. Issuers

          Proxy voting in certain countries requires "share blocking."
          Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
          During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting
          (i.e. not being able to sell the shares during this period).
          Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent
          AllianceBernstein from voting such proxies. For example,
          AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
          AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and
          Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

                                       B-7